UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 annual meeting of shareholders

Wednesday, June 12, 2019

9:00 a.m. Eastern Daylight Time

Marriott Columbus University Area located at 3100 Olentangy River Road,
Columbus, Ohio 43202

To our shareholders,

You are invited to attend Target Corporation’s 2019 annual meeting of shareholders (Annual Meeting) to be held at Marriott Columbus University Area located at 3100 Olentangy River Road, Columbus, Ohio 43202 on Wednesday, June 12, 2019 at 9:00 a.m. Eastern Daylight Time.

Purpose

Shareholders will vote on the following items of business:

1.

Election of all 13 directors named in our proxy statement to our Board of Directors for the coming year;

2.

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm;

3.

Approval, on an advisory basis, of our executive compensation (Say on Pay);

4.

The shareholder proposal contained in this proxy statement, if properly presented at the meeting; and

5.

Transaction of any other business properly brought before the Annual Meeting or any adjournment.

You may vote if you were a shareholder of record at the close of business on April 15, 2019. We urge you to read the proxy statement carefully and to vote in accordance with the Board of Directors’ recommendations. You should vote by the deadlines specified in this proxy statement, and may do so by telephone or Internet, or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

If you plan to attend the Annual Meeting, please follow the instructions provided in Question 12 “How can I attend the Annual Meeting?” on page 70 of the proxy statement.

Following the formal business of the Annual Meeting, our Chairman & Chief Executive Officer will provide prepared remarks, followed by a question and answer session.

Thank you for your continued support.

Sincerely,

Don H. Liu
Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Notice of Internet Availability:

April 29, 2019

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Table of contents
Proxy summary	5
General information about corporate governance and the Board of Directors	7
Corporate governance highlights	7
Our directors	8
Board leadership structure	9
Committees	10
Committee composition and leadership	12
Risk oversight	12
Our capital allocation policy and priorities	13
Board’s role in management evaluations and management succession planning	14
Corporate responsibility and reputation	14
Board and shareholder meeting attendance	15
Director independence	15
Policy on transactions with related persons	15
Business ethics and conduct	16
Communications with directors and shareholder outreach	16
Item one Election of directors	17
Election and nomination process	17
Board evaluations and refreshment	18
2019 nominees for director	19
Stock ownership information	28
Stock ownership guidelines	28
Beneficial ownership of directors and officers	30
Beneficial ownership of Target’s largest shareholders	31
Section 16(a) beneficial ownership reporting compliance	31
Human Resources & Compensation Committee Report	32
Compensation Discussion and Analysis	32
Introduction	32
Executive Summary	33
Our framework for executive compensation	36
Other benefit elements	43
Compensation governance	44
Compensation tables	49
Summary compensation table	49
Grants of plan-based awards in fiscal 2018	51
Outstanding equity awards at 2018 fiscal year-end	52
Option exercises and stock vested in fiscal 2018	53
Pension benefits for fiscal 2018	53
Nonqualified deferred compensation for fiscal 2018	54
Potential payments upon termination or change-in-control	55
Table of potential payments upon termination or change-in-control	56
Pay ratio disclosure	59
Director compensation	60
Equity compensation plan information	62
Other voting items	63
Item two Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	63
Item three Advisory approval of executive compensation (Say on Pay)	65
Item four Shareholder proposal to amend the proxy access bylaw to remove candidate resubmission threshold	66
Questions and answers about our Annual Meeting and voting	68

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Proxy summary

This summary highlights information described in other parts of this proxy statement and does not contain all information you should consider in voting. Please read the entire proxy statement carefully before voting.

The Board of Directors of Target Corporation solicits the enclosed proxy for the 2019 Annual Meeting of Shareholders and for any adjournment thereof.

Target 2019 annual meeting of shareholders

Items of business

Item	Board’s Recommendation
Election of 13 directors (page 17)	FOR each Director Nominee
Ratification of independent registered public accounting firm (page 63)	FOR
Advisory approval of executive compensation (Say on Pay) (page 65)	FOR
Shareholder proposal, if properly presented (page 66)	AGAINST

Questions and answers about our Annual Meeting and voting

We encourage you to review the “Questions and answers about our Annual Meeting and voting” beginning on page 68 for answers to common questions on the rules and procedures surrounding the proxy and Annual Meeting process as well as the business to be conducted at our Annual Meeting.

Admission at the Annual Meeting

If you plan to attend the Annual Meeting in person, please see the information in Question 12 “How can I attend the Annual Meeting?” on page 70. We strongly encourage you to pre-register. If you plan to bring a guest or are attending as an authorized representative of a shareholder you must pre-register by June 7, 2019. Any person who does not present identification and establish proof of ownership will not be admitted to the Annual Meeting.

Voting

If you held shares of Target common stock as of the record date (April 15, 2019), you are entitled to vote at the Annual Meeting.

Your vote is important. Thank you for voting.

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Advance voting methods and deadlines

Method
Instruction
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Go to the website identified on proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials

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Enter Control Number on proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials

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Follow instructions on the screen

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Call the toll-free number identified on the enclosed proxy card or voter instruction form or, after viewing the proxy materials on the website provided in your Notice of Internet Availability of Proxy Materials, call the toll-free number for telephone voting identified on the website

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Enter Control Number on the proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials

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Follow the recorded instructions

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Mark your selections on the enclosed proxy card or voter instruction form

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Date and sign your name exactly as it appears on the proxy card or voter instruction form

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Promptly mail the proxy card or voter instruction form in the enclosed postage-paid envelope

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

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Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 11, 2019

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Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 10, 2019

Return promptly to ensure proxy card or voter instruction form is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 10, 2019

If you received a Notice of Internet Availability of Proxy Materials and would like to vote by mail, you must follow the instructions on the Notice to request a written copy of the proxy materials, which will include a proxy card or voter instruction form.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting. Please see the information in Question 3 “What is a proxy and what is a proxy statement?” on page 68.

Voting at the Annual Meeting

All registered shareholders may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy. Please see the information in Question 6 “How do I vote?” on page 68. In either case, shareholders wishing to attend the Annual Meeting must follow the procedures in Question 12 “How can I attend the Annual Meeting?” on page 70.

Notice of internet availability of proxy materials

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on June 12, 2019.
The proxy statement and annual report are available at www.proxyvote.com.

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General information about corporate governance and the Board of Directors

Corporate governance highlights

We have the core corporate governance practices listed below. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	More information
Accountability to shareholders
Board evaluations and refreshment	The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are used to identify desired characteristics for future Board members.	18
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	17
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections--each director must receive more votes “For” his or her election than votes “Against” in order to be elected.	17
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Nominating & Governance Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	17
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	73
No poison pill	We do not have a poison pill.
10% special meeting threshold	Except in limited circumstances, shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	68
One share, one vote	Each share of Target common stock is entitled to one vote.	68
Responsiveness to shareholders
Responses to shareholder proposals

The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.

Understanding opposition to management proposals	As part of its shareholder engagement process, the Board is committed to understanding the reasons for, and responding to, significant shareholder opposition to management proposals.
Availability of independent directors

Target’s Lead Independent Director is expected to communicate with major shareholders, as appropriate, and Target also makes other independent directors available, as appropriate, for shareholder engagement.

		9, 16
Strong, independent leadership
Independence	A majority of our directors must be independent. Currently, all of our directors other than our Chief Executive Officer (CEO) are independent, and all of our Committees consist exclusively of independent directors.	15
Lead Independent Director	Whenever our CEO is also the Chair of the Board, we require a Lead Independent Director position with specific responsibilities to provide independent oversight of management. Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors.	9
Committee membership and leadership rotations

The Nominating & Governance Committee reviews and recommends Committee membership. The Board appoints members of its Committees annually, rotates Committee assignments periodically, and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.

		9, 12

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Practice	Description	More information
Structures and practices enhance Board effectiveness
Diversity	The composition of our Board represents broad perspectives, experiences and knowledge relevant to our business while maintaining a balanced approach to gender and ethnic diversity.	17, 18
Director tenure policies	Our director tenure policies include mandatory retirement at age 72 and a maximum term limit of 20 years. In addition, a director is required to submit an offer of resignation for consideration by the Board upon any change in the director’s principal employment. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	18
Director overboarding policy

Any director serving as a CEO of a public company is expected to serve on no more than two outside public company boards (including our Board), and other directors are expected to serve on no more than five public company boards (including our Board).

Risk oversight	We disclose how risk oversight is exercised at the Board and Committee levels and how risk oversight responsibilities are allocated among the Committees.	12
Capital allocation policies and priorities	We disclose our capital allocation policies and priorities and how they are overseen by the Board and its Committees.	13
Management succession planning	Our Board regularly reviews management development and succession planning, with more in-depth reviews regularly conducted by the Human Resources & Compensation Committee.	14
Management incentive structures are aligned with long-term strategy
Performance goals linked to long-term strategy drive incentive awards	The Human Resources & Compensation Committee has identified short- and long-term performance goals that underpin Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.	34
Communicating executive compensation to shareholders	The Compensation Discussion & Analysis explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	32
Follow leading compensation practices	See “Target’s Executive Compensation Practices.”	44

For your convenience, we organized the corporate governance highlights listed above so you can see how our corporate governance practices compare favorably with the corporate governance principles developed by the Investor Stewardship Group (ISG), which includes some of the largest institutional investors and global asset managers and advocates for best practices in corporate governance. ISG’s corporate governance principles reflect common corporate governance beliefs featured in its members’ proxy voting guidelines.

Our directors

Name	Age	Director since	Most recent employer	Title	Independent	Other current public company boards
Roxanne S. Austin	58	2002	Austin Investment Advisors	President	Yes	3
Douglas M. Baker, Jr.	60	2013	Ecolab Inc.	Chairman & CEO	Yes	1
George S. Barrett	64	2018	Cardinal Health, Inc.	Former Chairman & CEO	Yes	0
Brian C. Cornell	60	2014	Target Corporation	Chairman & CEO	No	1
Calvin Darden	69	2003	Darden Petroleum & Energy Solutions, LLC	Chairman	Yes	2
Henrique De Castro	53	2013	Yahoo! Inc.	Former COO	Yes	2
Robert L. Edwards	63	2015	AB Acquisition LLC (Albertsons/Safeway)	Former President & CEO	Yes	0
Melanie L. Healey	58	2015	The Procter & Gamble Company	Former Group President, North America	Yes	3
Donald R. Knauss	68	2015	The Clorox Company	Former Chairman & CEO	Yes	2
Monica C. Lozano	62	2016	The College Futures Foundation	President & CEO	Yes	1
Mary E. Minnick	59	2005	Lion Capital LLP	Former Partner	Yes	2
Kenneth L. Salazar	64	2013	WilmerHale	Partner	Yes	0
Dmitri L. Stockton	55	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	3

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Board leadership structure

We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Target and our shareholders based on the evolving needs of the company. We currently have a combined Chair/CEO leadership structure. The Board regularly reevaluates our Board leadership structure as part of the Board evaluation process described under “Board evaluations and refreshment” on page 18 and also considers shareholder feedback on the topic. As a result of its most recent evaluation, the Board decided to continue having Mr. Cornell serve as both Chairman and CEO to allow him to coordinate the development, articulation and execution of a unified strategy at the Board and management levels. Where the Chair/CEO roles are combined as they are currently, our Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chair’s role and to serve as the principal liaison between the non-employee directors and the Chair. Mr. Baker currently serves as our Lead Independent Director, providing effective, independent leadership of our Board through his clearly defined and robust set of roles and responsibilities.

Our Corporate Governance Guidelines require that both the Chairman and Lead Independent Director be elected annually by the independent, non-employee directors, which ensures that the leadership structure is reviewed at least annually. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis.

Douglas M. Baker, Jr.	Regular duties:
●

Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting;

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Presides at all meetings of the Board of Directors at which the Chair is not present, including executive sessions of independent directors;

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Consults with the Human Resources & Compensation Committee as it conducts the annual performance reviews of the CEO, with input from the other independent directors, and serves as the primary liaison between the CEO and the independent directors;

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Provides insights to the Human Resources & Compensation Committee as it annually approves the CEO’s compensation;

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Approves meeting schedules, agendas and the information furnished to the Board to ensure that the Board has adequate time and information for discussion;

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Is expected to engage in consultation and direct communication with major shareholders, as appropriate;

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Coordinates with the CEO to establish minimum expectations for non-employee directors to consistently monitor Target’s operations and those of our competitors; and

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Consults with the Nominating & Governance Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees, and director succession planning.

Annual election: Elected annually by the independent, non-employee directors. Service: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Lead Independent Director (Since 2015)

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Committees

The Board has the following Committees and Committee composition as of the date of this proxy statement. All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on our company website, as described in Question 14 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents and other information?” on page 72.

	Responsibilities	Committee members Mr. Edwards (Chair) Mr. De Castro Ms. Lozano Ms. Minnick Mr. Stockton Number of meetings during fiscal 2018 7
●

Assists the Board in overseeing our financial reporting process, including the integrity of our financial statements and internal controls, the independent auditor’s qualifications and independence, performance of our internal audit function and approval of transactions with related persons

●

Prepares the “Report of the Audit & Finance Committee” on page 64 and performs the duties and activities described in that report

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Discusses with management our positions with respect to income and other tax obligations

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Reviews with management our risk assessment and management policies and our major financial, accounting and compliance risk exposures; conducts a joint meeting annually with the Risk & Compliance Committee to review legal and regulatory risk and compliance matters

●

Assists the Board in overseeing our financial policies, financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures and policies regarding return of cash to shareholders

Audit & Finance Committee(1)
(1)

The Board of Directors has determined that all members of the Audit & Finance Committee satisfy the applicable audit committee independence requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). The Board has also determined that all members have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Edwards and Ms. Lozano was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. De Castro, the determination was based on his experience serving as the Chief Operating Officer of Yahoo! Inc. and analyzing financial statements and financial performance of companies for Cantor Fitzgerald’s corporate venture capital arm. For Ms. Minnick, the determination was based on her experience with analyzing the financial statements and financial performance of portfolio companies of Lion Capital. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company.

	Responsibilities	Committee members Ms. Austin (Chair) Mr. Barrett Mr. Darden Ms. Healey Mr. Knauss Number of meetings during fiscal 2018 6
●

Reviews our compensation philosophy, selection and relative weightings of different compensation elements to balance risk, reward and retention objectives and the alignment of incentive compensation performance measures with our strategy

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In consultation with the Lead Independent Director, reviews and approves goals and objectives for the CEO

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Reviews and approves the composition and value of all executive officer compensation

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Reviews and approves the compensation provided to non-employee members of the Board

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Prepares the “Human Resources & Compensation Committee Report” on page 32

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Oversees risks associated with our compensation policies and practices, and annually reviews with its compensation consultant whether those policies and practices create material risks to Target

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Oversees management development, evaluation and succession planning

Human Resources & Compensation Committee(2)
(2)

The Board of Directors has determined that all members of the Human Resources & Compensation Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

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	Responsibilities	Committee members Mr. Baker (Chair) Mr. Darden Ms. Healey Ms. Lozano Number of meetings during fiscal 2018 4
●

Oversees our corporate governance practices

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Leads director succession planning and identifies individuals qualified to become Board members

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Makes recommendations, in consultation with the Lead Independent Director, on overall composition of the Board, its Committees, and the selection of the Committee Chairs and the Lead Independent Director

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Leads the annual self-evaluation performance review of the Board and its Committees in consultation with the Lead Independent Director

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Oversees corporate responsibility efforts and policies and practices regarding public advocacy and political activities

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Periodically reviews our Committee charters and Corporate Governance Guidelines

Nominating & Governance Committee

	Responsibilities		Committee members Mr. Salazar (Chair) Ms. Austin Mr. Baker Mr. Barrett Mr. Edwards Number of meetings during fiscal 2018 3
●

Assists the Board in overseeing management’s identification and evaluation of our principal operational, business, compliance and ethics risks (including information and cyber security and workplace conduct), our risk management framework and the policies, procedures and practices employed to manage risks

● Oversees and monitors the effectiveness of our business ethics and compliance program ● Supports the Audit & Finance Committee in oversight of compliance with legal and regulatory requirements
Risk & Compliance Committee

	Responsibilities	Committee members Ms. Minnick (Chair) Mr. De Castro Mr. Knauss Mr. Salazar Mr. Stockton Number of meetings during fiscal 2018 2
●

Assists the Board in overseeing our investment activity, including alignment of investments with our strategy and evaluating the effectiveness of investment decisions

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Oversees management’s resource allocation plans regarding infrastructure requirements

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Reviews management’s plans for business development, business acquisitions and other significant business relationships, including alignment of opportunities with our strategic objectives, expected return on investment and post-acquisition integration and performance of acquired businesses

Infrastructure & Investment Committee

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Committee composition and leadership

The Board appoints members of its Committees annually, with the Nominating & Governance Committee reviewing and recommending Committee membership, and assignments rotate periodically. The following considerations provide the framework for determining Committee composition and leadership:

●

The guideline for rotating Committee Chair assignments is four to six years;

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The Board seeks to have each director serve on two Committees;

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The Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience and increased time commitments for directors serving as a Committee Chair or Lead Independent Director;

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By virtue of the position, the Lead Independent Director is a member of the Nominating & Governance Committee; and

●

To enhance risk oversight coordination, the Risk & Compliance Committee must include at least one member from each of the other Committees.

Risk oversight

A summary of the allocation of general risk oversight functions among management, the Board and its Committees is as follows:

Board of Directors
Continuous oversight of overall risks, with emphasis on strategic risks
Audit & Finance Committee
Financial reporting, internal controls and financial risks
Risk & Compliance Committee
Principal operating, business,compliance and ethics risks, including information and cyber security and workplace conduct
Human Resources & Compensation Committee
Compensation policies, practices and incentive-related risks, organizational talent and development, and management succession risks
Nominating & Governance Committee
Governance structure, Board succession, corporate responsibility efforts, and public policy and political engagement risks
Infrastructure & Investment Committee
Risks related to capital expenditures, major expense commitments and infrastructure needs
Management
Identification, assessment and management of risks

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The primary responsibility for the identification, assessment and management of the various risks that we face belongs with management. At the management level, risks are prioritized and assigned to senior leaders based on the risk’s relationship to the leader’s business area and focus. Those senior leaders develop plans to address the risks and measure the progress of risk management efforts. Our Chief Legal & Risk Officer provides centralized oversight of Target’s enterprise risk management program. Our Chairman & CEO and his direct reports meet regularly with the Chief Legal & Risk Officer to identify, assess and manage risks facing the business. In addition, the Chief Legal & Risk Officer and other enterprise risk management team members regularly meet with leaders of business areas to inform, coordinate and manage the enterprise risk management program.

The Risk & Compliance Committee coordinates the oversight of different risks by the Board and each Committee, and is structured to support that coordination by having at least one director from each Committee included in its membership. The Board’s oversight of the risks occurs as an integral and continuous part of the Board’s oversight of our business and seeks to ensure that management has in place processes to deal appropriately with risk. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and consideration of our strategy, and the alignment of specific initiatives with that strategy. Similarly, at every meeting the Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our senior executive officers the major events, activities and challenges affecting the company.

The Board’s ongoing oversight of risk also occurs at the Board Committee level on a more focused basis as detailed above. The Chief Legal & Risk Officer annually presents an overview of the enterprise risk management program to the Board’s Risk & Compliance Committee and provides it with regular updates on the program and status of key risks facing the business. The Risk & Compliance Committee regularly receives updates on key risk areas from members of management with primary responsibility for managing those risk areas. For example, at least annually the Chief Information Security Officer presents an information security program review to the Risk & Compliance Committee to inform the committee in its oversight of information and cyber security risks. In addition, the Risk & Compliance Committee and Audit & Finance Committee annually conduct a joint meeting to review legal and regulatory risk and compliance matters.

Our capital allocation policy and priorities

Three capital allocation priorities

Development and execution of our capital allocation policy are primarily the responsibility of our management and are overseen by the Board and its Committees. Our management follows a disciplined and balanced approach to capital allocation based on the following priorities, ranked in order of importance:

Priorities	Description
1. Investing in our business	Fully invest in opportunities to profitably grow our business, create sustainable long-term value, and maintain our current operations and assets
2. Annual dividend	Maintain a competitive quarterly dividend and seek to grow it annually
3. Share repurchase	Return excess cash to shareholders by repurchasing shares within the limits of our credit rating goals

Dividend and share repurchase philosophy

Our business generates more cash than we currently need to fully invest in the growth and long-term health of our business, so we return excess cash to shareholders through an appropriate balance between dividends and share repurchase. We believe that both dividends and share repurchases serve important purposes. We believe that our dividend should be competitive, reliable and sustainable. We view share repurchase as a capital structure balancing lever that we can use to right-size our balance sheet to support our credit rating goals. In addition, we believe that share repurchase is the most effective way to return any excess cash to shareholders after we have met our other priorities of fully investing in our business and maintaining a competitive dividend, because it allows shareholders to redeploy the cash to a more productive use, while providing us with appropriate flexibility to respond to changes in our operating performance and investment opportunities. For example, we suspended all share repurchase activity for a period from the middle of 2013 through early 2015 in response to changes in our operating performance, but we continued to invest in our business and grew our annual dividend during that period.

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Capital allocation oversight

The Board of Directors and its Committees share responsibility for overseeing capital allocation among our three capital allocation priorities:

Responsible party	General oversight area	Description of responsibilities
Board of Directors	All capital allocation priorities
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Balance three main priorities appropriately for the growth and long-term health of our business

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Review annual and long-term capital and operating plans, including planned share repurchase activities

●

Authorize dividends and share repurchase programs

Infrastructure & Investment Committee	Investing in our business	● Monitor the overall level of investments ● Review alignment of investments with our strategies ● Evaluate effectiveness of investments in achieving appropriate returns
Audit & Finance Committee	Annual dividend and share repurchase priorities
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Oversee liquidity to support operations and investments

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Evaluate capacity for and competitiveness of annual dividends

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Monitor execution of share repurchase activity

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Review management’s credit rating goals

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Provide recommendations to full Board on amount of dividends and share repurchase authorization levels

Human Resources & Compensation Committee	Compensation effects of all capital allocation priorities
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Consider effects of our capital allocation strategy during compensation plan design and goal-setting process

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Receive regular performance updates

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Retain ability to use discretion to adjust payouts where extraordinary circumstances occur

Board’s role in management evaluations and management succession planning

One of the primary responsibilities of the Board is to ensure that Target has a high-performing management team. The Board regularly reviews management development and succession planning to maximize the pool of internal candidates who can assume top management positions without undue interruption. In addition, the Human Resources & Compensation Committee conducts regular reviews of talent development and succession planning with a deeper focus than the full Board review, emphasizing career development of promising management talent.

Corporate responsibility and reputation

Target recognizes that environmental, social and governance issues are of increasing importance to many investors. We have a longstanding dedication to improving the communities where we operate, and since 1946 we have donated 5 percent of our profit to those communities. We know that working together with our team members, guests, suppliers and communities creates better outcomes on issues that matter to us all. Corporate responsibility is an enterprise-wide commitment informed by and integrated into our business strategy.

The Board has delegated oversight responsibility over Target’s corporate responsibility matters to the Nominating & Governance Committee. The Vice President of Corporate Responsibility and the Corporate Responsibility team work with functional leaders across the company to determine strategies, policies and goals related to corporate responsibility and sustainability and regularly report to and seek input from the Nominating & Governance Committee on those matters, including review of the annual Corporate Responsibility Report.

We publish an annual Corporate Responsibility Report in accordance with the Global Reporting Initiative Standards as a framework to report on environmental, social and governance performance issues most important to our business stakeholders. Our most recent report, published in July 2018, covers a variety of environmental, social and governance issues, including responsible sourcing practices, diversity and inclusion, sustainable products, environmental management and policies, stakeholder engagement, and community investment. Through our annual Corporate Responsibility Reports, we set goals and targets and report our progress. A copy of our most recent Corporate Responsibility Report is available on our company website at https://corporate.target.com/corporate-responsibility/goals-reporting, as described in Question 14 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents and other information?” on page 72.

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Board and shareholder meeting attendance

The Board of Directors met six times during fiscal 2018. All directors attended at least 80% of the aggregate total of meetings of the Board and Board Committees on which the director served during the last fiscal year.

All of our then-serving directors attended our 2018 Annual Meeting of Shareholders. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances.

Director independence

The Board of Directors believes that a majority of its members should be independent directors. The Board annually reviews all relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all non-employee directors are independent. Mr. Cornell is the only employee director and is not independent.

In making its independence determination, the Board specifically considered the following transactions during fiscal 2018 and concluded that none of them impaired any director’s independence:

●

Mr. Baker served as Chairman & CEO of Ecolab Inc., from which we purchased supplies, servicing, repairs and merchandise.

●

Ms. Minnick served as the partner in two Lion Capital funds, one of which had one portfolio company from which we purchased wholesale merchandise.

●

Mr. Salazar served as a partner in WilmerHale, which provided legal services to us. Mr. Salazar does not personally provide any of the legal services to Target. In addition, WilmerHale represented to us that (a) Mr. Salazar’s compensation was not affected by the amount of legal services performed by WilmerHale for Target, (b) Mr. Salazar did not receive any of the fees from the Target relationship during each of the last three years, and (c) Mr. Salazar will not receive any of the fees from the Target relationship in the future.

Each of the transactions above involved amounts that represented an immaterial percentage of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of independence under the NYSE listing standards. In addition, none of the transactions are related-party transactions because none of the directors have a direct or indirect material interest in the listed transactions.

The Board also considered each director’s length of service on the Board in making its annual independence determination. Specifically, the Board determined that Ms. Austin, Mr. Darden and Ms. Minnick, each of whom are up for re-election and have served on the Board for more than 12 years, continue to demonstrate the independence of judgment expected of independent directors.

Policy on transactions with related persons

The Board of Directors has adopted a written policy requiring that any transaction: (a) involving Target; (b) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest; and (c) where the amount involved exceeds $120,000 in any fiscal year, be approved or ratified by a majority of independent directors of the full Board or by a designated Committee of the Board. The Board has designated the Audit & Finance Committee as having responsibility for reviewing and approving all such transactions except those dealing with compensation of executive officers and directors, or their immediate family members, in which case it will be reviewed and approved by the Human Resources & Compensation Committee.

In determining whether to approve or ratify any such transaction, the independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, whether the transaction is on terms no less favorable to Target than those involving unrelated parties. No director may participate in any review, approval or ratification of any transaction if he or she, or his or her immediate family member, has a direct or indirect material interest in the transaction.

We ratified one related party transaction in accordance with this policy during fiscal 2018. The son of Mr. Knauss, a non-employee director, is employed by a company from which we purchase wholesale merchandise. Mr. Knauss’s son is a sales representative and represented the supplier in its relationship with Target Corporation during fiscal 2018. He ceased representing the supplier in its relationship with Target in November 2018. Our relationship with this supplier pre-dated Mr. Knauss’s son’s employment with the supplier. In fiscal 2018, we purchased approximately $60.4 million of merchandise from the supplier, which represented less than 0.1% of our annual revenues. Target’s decisions regarding purchases of merchandise from its suppliers are made by team members in the merchandising departments and no member of the Board of Directors has any input or involvement in such decisions. As described above under “Director independence,” the Board affirmatively determined that Mr. Knauss is independent, and the transaction involving Mr. Knauss’s son did not affect Mr. Knauss’s independence.

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Business ethics and conduct

We are committed to conducting business ethically and lawfully. All of our directors and named executive officers, like all Target team members, are required to act at all times with honesty and integrity. Our Code of Ethics, which applies to all Target team members, including our executive officers, Chief Accounting Officer and Controller, addresses a variety of topics, including putting ethics into action, working together, maintaining trust, conducting business fairly, safeguarding what’s ours, and caring for the world. Included within those topics is how we address conflicts of interest, fair dealing, required information disclosures, and compliance with laws, rules and regulations, and prompt reporting. Our Code of Ethics also describes the means by which any employee can provide an anonymous report of an actual or apparent violation of our Code of Ethics. Similarly, our directors are subject to a separate Code of Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the Board and addresses conflicts of interest, corporate opportunities, maintaining confidentiality, compliance with laws, fair dealing, and compliance procedures.

On our website we disclose any amendments to, or waivers from, any provision of the applicable Code of Ethics involving our directors, executive officers, Chief Accounting Officer, Controller or other persons performing similar functions.

Communications with directors and shareholder outreach

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary, in turn, has been instructed by the Board to forward all communications, except those that are clearly unrelated to Board or shareholder matters, to the relevant Board members.

We regularly engage in outreach efforts with our shareholders, both large and small, relating to our business, compensation practices, and environmental, social and governance issues. We involve one or more independent directors in these conversations, as appropriate. While we benefit from an ongoing dialogue with many of our shareholders, we recognize that we have not communicated directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation, Attn: Investor Relations, 1000 Nicollet Mall, TPN-0841, Minneapolis, Minnesota 55403 or email investorrelations@target.com.

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Item one

Election of directors

Election and nomination process

Our election process is backed by sound corporate governance principles:

●

All directors are elected annually;

●

Directors are elected under a “majority voting” standard — each director in an uncontested election must receive more votes “For” his or her election than votes “Against” in order to be elected; and

●

An incumbent director who is not re-elected must promptly offer to resign. The Nominating & Governance Committee will make a recommendation on the offer to the full Board, and the Board must accept or reject the offer within 90 days and publicly disclose its decision and rationale.

The Nominating & Governance Committee is responsible for identifying individuals qualified to become Board members and making recommendations on director nominees to the full Board. The Committee considers the following factors in its efforts to identify potential director candidates:

●

Input from the Board and management and feedback from our shareholders to identify the backgrounds and skill sets that are desired; and

●

Changes in our business strategy or operating environment and the future needs of the Board in light of anticipated director retirements under our Board tenure policies.

The criteria the Board follows in determining the composition of the Board are as follows: directors are to have broad perspective, experience, knowledge and independence of judgment. The Board as a whole should consist predominantly of persons with strong business backgrounds that span multiple industries. The Board does not have a specific policy regarding consideration of gender, ethnic or other diversity criteria in identifying director candidates, but understands the value of diversity and inclusion.

The Nominating & Governance Committee has retained a third-party search firm to assist in identifying director candidates and will also consider recommendations from shareholders. Any shareholder who wishes the Committee to consider a candidate should submit a written request and related information to our Corporate Secretary no later than December 31 of the calendar year preceding the next annual meeting of shareholders. Shareholders may also nominate director candidates directly if they comply with our bylaws, which are described in more detail in Question 18 “How do I submit a proposal or nominate a director candidate for the 2020 annual meeting of shareholders?” on page 73 of the proxy statement.

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Board evaluations and refreshment

Self-evaluation

The Nominating & Governance Committee, in consultation with the Lead Independent Director, annually leads the performance review of the Board and its Committees. In 2018, the Board self-evaluation involved a survey completed by each director about the Board and the Committees on which the director served, followed by individual interviews seeking each director’s candid feedback. Following completion of the interviews, the results were discussed by the full Board and each Committee. In 2018, the Board self-evaluation was administered by the Corporate Secretary’s office. The annual self-evaluation has periodically been conducted by a third-party consultant, as appropriate.

The self-evaluation process seeks to obtain each director’s assessment of the effectiveness of the Board, the Committees and their leadership, Board and Committee composition and Board/management dynamics. In addition, as part of the self-evaluation process the Board evaluates individual director performance through questions in the survey focused on obtaining candid feedback on individual directors and through the individual interview process.

Corporate governance review

Our Nominating & Governance Committee regularly reviews Target’s core corporate governance practices and prevailing best practices, emerging practices and evolving topics as indicated by shareholder outreach, current literature, and corporate governance organizations.

The Board maintains tenure policies (contained in our Corporate Governance Guidelines) as a means of ensuring that the Board regularly benefits from a balanced mix of perspectives and experiences.

Our current Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

(1)

Our ethnically or racially diverse directors are Mr. Darden, Mr. De Castro, Ms. Healey, Ms. Lozano, Mr. Salazar and Mr. Stockton.

On March 5, 2018 and November 5, 2018, the Board elected Dmitri L. Stockton and George S. Barrett, respectively, to fill vacancies on the Board. Mr. Stockton was identified as a candidate by an independent director and evaluated by an independent search firm that was retained directly by the Nominating & Governance Committee to assist with identifying, screening and evaluating candidates for the Board. Mr. Barrett was identified as a candidate by the independent search firm. Mr. Stockton brings substantial experience in managing worldwide financial

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operations, financial oversight, risk management, banking, asset management, employee benefits, governance, regulatory compliance and alignment of financial and strategic initiatives to the Board. Mr. Barrett brings extensive experience in executive leadership, distribution and manufacturing operations, regulatory compliance, finance, strategic planning, human resources and corporate governance to the Board. You can view biographical information about Mr. Stockton on page 27 and Mr. Barrett on page 22.

2019 nominees for director

After considering the recommendations of the Nominating & Governance Committee, the Board has set the number of directors at 13 and nominated all current directors to stand for re-election. The Board believes that each of these nominees is qualified to serve as a director of Target and the specific qualifications of each nominee that were considered by the Board follow each nominee’s biographical description. In addition, the Board believes that the combination of backgrounds, skills and experiences has produced a Board that is well-equipped to exercise oversight responsibilities on behalf of Target’s shareholders and other stakeholders.

The following table describes key characteristics of our business, the desired skills for those business characteristics and what those skills represent.

Target’s business characteristics	Desired skill	What the skill represents
Target is a large retailer that offers everyday essentials and fashionable, differentiated merchandise at discounted prices in stores and through digital channels.	Retail Industry Experience	Large retail or consumer products company experience.

Target’s scale and complexity requires aligning many areas of our operations, including marketing, merchandising, supply chain, technology, human resources, property development, credit card servicing and our community and charitable activities.

	Senior Leadership	Experience as executive officer level business leader or senior government leader.
Our brand is the cornerstone of our strategy to provide a relevant and affordable differentiated shopping experience for our guests.	Marketing or Brand Management	Marketing or managing well-known brands or the types of consumer products and services we sell.
We operate a large network of stores and distribution centers.	Real Estate	Real estate acquisitions and dispositions or property management experience.
We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Workforce Management	Managing a large or global workforce.

Our business has become increasingly complex as we have expanded our offerings as well as the channels in which we deliver our shopping experience. This increased complexity requires sophisticated technology infrastructure.

	Technology	Leadership and understanding of technology, digital platforms and new media, data security, and data analytics.
Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our network of distribution centers.	Multi-National Operations or Supply Chain Logistics	Executive officer roles at multi-national organizations or in global supply chain operations.
We are a large public company committed to disciplined financial and risk management, legal and regulatory compliance and accurate disclosure.	Finance or Risk Management	Public company management, financial stewardship or enterprise risk management experience.
To be successful, we must preserve, grow and leverage the value of our reputation with our guests, team members, the communities in which we operate and our shareholders.	Public Affairs or Corporate Governance	Public sector experience, community relations or corporate governance expertise.

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The following table summarizes the skills that each independent member of our Board possesses that are relevant to Target’s business characteristics:

	Ms. Austin	Mr. Baker	Mr. Barrett	Mr. Darden	Mr. De Castro	Mr. Edwards	Ms. Healey	Mr. Knauss	Ms. Lozano	Ms. Minnick	Mr. Salazar	Mr. Stockton
Retail Industry Experience
Senior Leadership
Marketing or Brand Management
Real Estate
Workforce Management
Technology
Multi-National Operations or Supply Chain Logistics
Finance or Risk Management
Public Affairs or Corporate Governance

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We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Background

Current and past five years

Roxanne S. Austin is President of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004, and chairs the U.S. Mid-Market Investment Advisory Committee of EQT Partners.

Other experience

Ms. Austin also previously served as President & Chief Executive Officer of Move Networks, Inc., President & Chief Operating Officer of DIRECTV, Inc., Executive Vice President & Chief Financial Officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP.

Qualifications

Through her extensive management and operating roles, including her financial roles, Ms. Austin provides the Board with financial, operational and risk management expertise, and substantial knowledge of new media technologies.

Other public company boards

Roxanne S. Austin
Age 58 Director since 2002 Independent
Committees ● Human Resources & Compensation (Chair) ● Risk & Compliance
	Current Abbott Laboratories AbbVie Inc. Teledyne Technologies Incorporated	Within past five years LM Ericsson Telephone Company

Background

Current and past five years

Douglas M. Baker, Jr., is Chairman & Chief Executive Officer of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial and energy markets. He has served as Chairman of the Board of Ecolab since May 2006 and Chief Executive Officer since July 2004.

Other experience

Mr. Baker held various leadership positions within Ecolab, including President and Chief Operating Officer.

Qualifications

Mr. Baker provides the Board with valuable global marketing, sales and general management experience, as well as operational and governance perspectives. His current role as CEO of a large publicly-held company provides the Board with additional top-level perspective in organizational management.

Other public company boards

Douglas M. Baker, Jr.
Age 60 Director since 2013 Lead Independent Director
Committees ● Nominating & Governance (Chair) ● Risk & Compliance
	Current Ecolab Inc.	Within past five years U.S. Bancorp

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Background

Current and past five years

George S. Barrett is the former Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company. He held that position from August 2009 to the end of December 2018. He also held the position of Executive Chairman from January 2018 through November 2018.

Other experience

Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive Officer of its North American business and Executive Vice President for global pharmaceuticals.

Qualifications

Through his services in leadership positions with companies in the pharmaceutical industry for over 30 years, Mr. Barrett provides the Board with extensive experience in the areas of executive leadership, distribution and manufacturing operations, regulatory compliance, finance, strategic planning, human resources and corporate governance.

Other public company boards

George S. Barrett
Age 64 Director since 2018 Independent
Committees ● Human Resources & Compensation ● Risk & Compliance
	Current None	Within past five years Cardinal Health, Inc. Eaton Corporation plc

Background

Current and past five years

Brian C. Cornell has served as Chairman of the Board & Chief Executive Officer of Target Corporation since August 2014. Mr. Cornell served as Chief Executive Officer of PepsiCo Americas Foods, a division of PepsiCo, Inc., a multinational food and beverage corporation, from March 2012 to July 2014.

Other experience

Mr. Cornell previously served as Chief Executive Officer & President of Sam’s Club, a division of Wal-Mart Stores, Inc., and as an Executive Vice President of Wal-Mart Stores, Inc.

Qualifications

Through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe and Latin America, Mr. Cornell provides meaningful leadership experience and retail knowledge. His experience includes time as both a vendor partner and a competitor to Target, and he brings insights from those roles to the company today.

Other public company boards

Brian C. Cornell
Age 60 Director since 2014
Committees ● None
	Current Yum! Brands, Inc.	Within past five years Polaris Industries Inc.

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Background

Current and past five years

Calvin Darden is Chairman of Darden Petroleum & Energy Solutions, LLC, a company that sells fuel products, a position he has held on a full-time basis since February 2015. From November 2009 to February 2015, he was Chairman of Darden Development Group, LLC, a real estate development company.

Other experience

Mr. Darden had a 33-year career with the United Parcel Service of America, Inc., an express carrier and package delivery company, and served in a variety of senior management positions, ending as Senior Vice President of U.S. Operations.

Qualifications

Mr. Darden provides the Board with significant experience in supply chain networks, logistics, customer service and management of a large-scale workforce obtained over his career in the delivery industry, and more recently has developed expertise in community relations and real estate development.

Other public company boards

Calvin Darden
Age 69 Director since 2003 Independent
Committees ● Human Resources & Compensation ● Nominating & Governance
	Current Aramark Cardinal Health, Inc.	Within past five years Coca-Cola Enterprises, Inc.

Background

Current and past five years

Henrique De Castro has served as an Advisor at Cantor Fitzgerald, a global financial services firm, since January 2017, where he leads the corporate venture capital arm of the firm, Cantor Ventures. He previously served as the Chief Operating Officer of Yahoo! Inc., a digital media company that delivers personalized digital content and experiences worldwide by offering online properties and services to users, from November 2012 to January 2014.

Other experience

Mr. De Castro held senior positions at Google Inc., a company that builds technology products and provides services to organize information, including President of Partner Business Worldwide, where he was responsible for approximately one third of Google’s revenues, and President of Media, Mobile & Platforms Worldwide, where he built and scaled the business globally to over 50 countries. Before Google, Mr. De Castro held senior executive roles at Dell Technologies and McKinsey & Company.

Qualifications

Mr. De Castro provides the Board with valuable insight into media, technology, internet and start-up businesses across the globe along with global perspectives on leading strategy, revenue generation, operations and partnerships in the technology, internet, media and retail industries.

Other public company boards

Henrique De Castro
Age 53 Director since 2013 Independent
Committees ● Audit & Finance ● Infrastructure & Investment
	Current Banco Santander, S.A. First Data Corporation	Within past five years None

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Background

Current and past five years

Robert L. Edwards is the former President & Chief Executive Officer of AB Acquisition LLC, a North American food and drug retail company, a position he held from January 2015 to April 2015 due to Albertsons’ acquisition of Safeway Inc. Mr. Edwards previously held several executive level positions with Safeway Inc., a United States food and drug retail company, including President & Chief Executive Officer from May 2013 to April 2015, and President & Chief Financial Officer from April 2012 to May 2013.

Other experience

Mr. Edwards previously served as Executive Vice President & Chief Financial Officer of Safeway. He also held executive positions at Maxtor Corporation and Imation Corporation.

Qualifications

Mr. Edwards provides the Board with substantial food and drug retail expertise and perspectives. In addition, his prior experiences as a CEO of a large publicly-held company and as CFO of multiple public companies provide the Board with extensive public company accounting and financial reporting expertise and a top-level perspective in organizational management.

Other public company boards

Robert L. Edwards
Age 63 Director since 2015 Independent
Committees ● Audit & Finance (Chair) ● Risk & Compliance
	Current None	Within past five years Blackhawk Network Holdings, Inc. KKR Financial Holdings LLC Safeway Inc.

Background

Current and past five years

Melanie L. Healey is the former Group President, North America, of The Procter & Gamble Company, one of the world’s leading providers of branded consumer packaged goods, a position she held from January 2009 to December 2014. Ms. Healey also served as Group President & Advisor to the Chairman & Chief Executive Officer of The Procter & Gamble Company from January 2015 to July 2015.

Other experience

Ms. Healey held a number of leadership roles at Procter & Gamble, including Group President, Global Health, Feminine and Adult Care Sector. Prior to working at Procter & Gamble, Ms. Healey served in a variety of marketing leadership roles for Johnson & Johnson and S.C. Johnson & Sons.

Qualifications

Ms. Healey provides the Board with valuable strategic, branding, distribution and operating experience on a global scale obtained over her more than 30-year career in the consumer goods industry at three multinational companies. Her deep experience in marketing, including her 18 years outside the United States, provides the Board with strategic and operational leadership and critical insights into brand building and consumer marketing trends globally.

Other public company boards

Melanie L. Healey
Age 58 Director since 2015 Independent
Committees ● Human Resources & Compensation ● Nominating & Governance
	Current Hilton Worldwide Holdings Inc. PPG Industries, Inc. Verizon Communications Inc.	Within past five years None

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Background

Current and past five years

Donald R. Knauss is the former Executive Chairman of The Clorox Company, a leading multinational manufacturer and marketer of consumer and professional products, a position he held from November 2014 to June 2015. Mr. Knauss previously served as Chairman & Chief Executive Officer of The Clorox Company from October 2006 until November 2014.

Other experience

Mr. Knauss previously served as Executive Vice President and Chief Operating Officer of Coca-Cola North America and in various other senior management roles for its subsidiary businesses, and held various marketing and sales positions with PepsiCo, Inc. and The Procter & Gamble Company. Mr. Knauss also served as an Officer in the United States Marine Corps.

Qualifications

Mr. Knauss possesses substantial senior management level experience in a variety of areas, including branded consumer products and consumer dynamics, manufacturing and supply chain, the retail environment, and sales and distribution, which strengthens the Board’s collective knowledge, capabilities and experience.

Other public company boards

Donald R. Knauss
Age 68 Director since 2015 Independent
Committees ● Human Resources & Compensation ● Infrastructure & Investment
	Current Kellogg Company McKesson Corporation	Within past five years The Clorox Company URS Corporation

Background

Current and past five years

Monica C. Lozano is President and Chief Executive Officer of The College Futures Foundation, a position she has held since December 2017. She also serves as the co-founder and Chair of The Aspen Institute Latinos and Society program, a position she has held since January 2015. Ms. Lozano previously served as Chairman of U.S. Hispanic Media, Inc., a leading Hispanic news and information company, from June 2014 to January 2016. Ms. Lozano also served as Chair of ImpreMedia, LLC, a wholly owned subsidiary of U.S. Hispanic Media, Inc., from July 2012 to May 2014, and as Chief Executive Officer from May 2010 to May 2014.

Other experience

Ms. Lozano served as Chief Executive Officer and Publisher of La Opinion, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company.

Qualifications

Ms. Lozano possesses substantial senior management experience in areas such as operations, strategic planning and marketing, including multi-media content. She also has a deep understanding of issues that are important to Hispanics, a growing U.S. demographic. Ms. Lozano has board-level experience overseeing large organizations with diversified operations on matters such as governance, risk management and financial reporting.

Other public company boards

Monica C. Lozano
Age 62 Director since 2016 Independent
Committees ● Audit & Finance ● Nominating & Governance
	Current Bank of America Corporation	Within past five years The Walt Disney Company

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Background

Current and past five years

Mary E. Minnick is an advisor to Lion Capital LLP, a consumer-focused private investment firm, a position she has held since November 2018. Previously, she served as a Partner of Lion Capital LLP from May 2007 to November 2018.

Other experience

Ms. Minnick had a 23-year career with The Coca-Cola Company, a manufacturer, marketer and distributor of nonalcoholic beverage concentrates and syrups, and served in a variety of senior management positions, including Chief Operating Officer of the Asian region, Division President roles in the Japan, South Pacific and Asian regions, and ending as the company’s Chief Marketing Officer and Global President of Strategy and Innovation.

Qualifications

Ms. Minnick provides the Board with substantial expertise in operations management, building brand awareness, product development, marketing, distribution and sales on a global scale obtained over her career with The Coca-Cola Company. Her current position with Lion Capital provides the Board with additional insights into the retail business and consumer marketing trends outside the United States.

Other public company boards

Mary E. Minnick
Age 59 Director since 2005 Independent
Committees ● Infrastructure & Investment (Chair) ● Audit & Finance
	Current Glanbia plc(1) Leo Holdings Corp.	Within past five years Heineken NV The WhiteWave Foods Company
(1)

Ms. Minnick is expected to join the Glanbia plc board of directors on May 1, 2019.

Background

Current and past five years

Kenneth L. Salazar is a Partner at WilmerHale, a full service business law firm, a position he has held since June 2013. Mr. Salazar served as the U.S. Secretary of the Interior from 2009 to 2013.

Other experience

Mr. Salazar previously served as U.S. Senator from Colorado and as Attorney General of Colorado. Mr. Salazar also serves on the Mayo Clinic Board of Trustees and is a member of its Audit & Compliance Committee and Information Management and Technology Oversight Committee. Mr. Salazar and his family are farmers and ranchers in Colorado.

Qualifications

Mr. Salazar has substantial public policy and executive level management experience at both the state and federal levels. Mr. Salazar provides the Board with additional insights on public policy issues, government regulation and leadership on matters involving multiple stakeholder stewardship.

Other public company boards

Kenneth L. Salazar
Age 64 Director since 2013 Independent
Committees ● Risk & Compliance (Chair) ● Infrastructure & Investment
	Current None	Within past five years None

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Background

Current and past five years

Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General Electric Company, a global infrastructure and technology conglomerate. He held that position from July 2016 to March 2017. He served as Chairman, President, & Chief Executive Officer of GE Asset Management Incorporated, a global asset management company, and Senior Vice President of General Electric Company from May 2011 to December 2016.

Other experience

Mr. Stockton previously served as President & Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company based in London, President & Chief Executive Officer of GE Consumer Finance, Central & Eastern Europe, and Vice President of General Electric Company.

Qualifications

Mr. Stockton’s 30 year career with General Electric Company has provided him with substantial experience in managing worldwide financial operations. His expertise gives the Board additional skills in the areas of leadership, financial oversight, risk management, consumer banking, asset management, employee benefits, governance, regulatory compliance and the alignment of financial and strategic initiatives.

Other public company boards

Dmitri L. Stockton
Age 55 Director since 2018 Independent
Committees ● Audit & Finance ● Infrastructure & Investment
	Current Deere & Company Ryder System, Inc. Stanley Black & Decker, Inc.	Within past five years Synchrony Financial

The Board of Directors recommends that shareholders vote For each of the nominees named above for election to our Board of Directors.

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Stock ownership information

Stock ownership guidelines

Stock ownership that must be disclosed in this proxy statement includes shares directly or indirectly owned and shares issuable or options exercisable that the person has the right to acquire within 60 days. Our stock ownership guidelines vary from the required ownership disclosure in that they do not include any options, but do include share equivalents held under deferred compensation arrangements as well as unvested restricted stock units (RSUs) and performance-based RSUs (PBRSUs) at the minimum share payout. We believe our stock ownership guidelines for our directors and executive officers are aligned with shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

Ownership guidelines by position	Directors Fixed value of $500,000	CEO 7x base salary	Other NEOs 3x base salary
Equity used to meet stock ownership guidelines	Yes
●

Outstanding shares that the person beneficially owns or is deemed to beneficially own, directly or indirectly, under the federal securities laws

●

RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested

●

Deferred compensation amounts that are indexed to Target common stock, but ultimately paid in cash

		No	● Options, regardless of when they are exercisable ● Performance Share Units (PSUs) because their minimum share payout is 0% of the at-goal payout level

All directors and executive officers are expected to achieve the required levels of ownership under our stock ownership guidelines within five years of their election or appointment. If a director or executive officer has not satisfied the ownership guideline amounts within those first five years or goes below the required amounts after that time period, he or she must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until compliance is achieved. In addition, if an executive officer is below the ownership guideline amounts during the first five years after becoming an executive officer, he or she must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until compliance is achieved.

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The following table shows the holdings of our current directors and named executive officers (NEOs) recognized for purposes of our stock ownership guidelines as of April 9, 2019 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Total value(2)
Roxanne S. Austin	32,287	0	10,000	42,287	$3,410,869
Douglas M. Baker, Jr.	22,365	0	0	22,365	$1,803,961
George S. Barrett(3)	4,794	0	0	4,794	$386,684
Calvin Darden	32,287	863	0	33,150	$2,673,857
Henrique De Castro	21,481	0	0	21,481	$1,732,657
Robert L. Edwards	11,975	0	10,000	21,975	$1,772,504
Melanie L. Healey	11,396	0	0	11,396	$919,201
Donald R. Knauss	11,975	0	10,758	22,733	$1,833,614
Monica C. Lozano	10,196	0	0	10,196	$822,409
Mary E. Minnick	70,427	493	886	71,806	$5,791,905
Kenneth L. Salazar	17,756	0	0	17,756	$1,432,199
Dmitri L. Stockton(3)	5,475	0	0	5,475	$441,614
Current named executive officers					Multiple of base salary(2)
Brian C. Cornell	111,016	9,124	313,305	433,445	25.0
Cathy R. Smith	23,471	0	28,412	51,883	5.2
John J. Mulligan	55,583	0	141,269	196,852	15.9
Michael E. McNamara	36,521	0	60,003	96,524	10.7
Don H. Liu	43,395	0	17,185	60,580	7.5
(1)

The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 30, includes “Other shares held” but differs by (a) excluding all options, regardless of whether they can be converted into common stock on or before June 8, 2019 and (b) including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 9, 2019.

(2)

Based on closing stock price of $80.66 as of April 9, 2019.

(3)

Mr. Stockton joined the Board on March 5, 2018 and Mr. Barrett joined the Board on November 5, 2018. They both currently comply with our stock ownership guidelines because they have five years from those respective dates to meet the required $500,000 stock ownership level.

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Beneficial ownership of directors and officers

The following table includes information about the shares of Target common stock (our only outstanding class of equity securities) which are beneficially owned on April 9, 2019 or which the person has the right to acquire within 60 days of April 9, 2019 for each director, named executive officer in the “Summary compensation table” on page 49, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Stock options exercisable within 60 days	Other shares held	Total shares beneficially owned(2)
Roxanne S. Austin	30,534	15,687	10,000	56,221
Douglas M. Baker, Jr.	19,200	5,570	0	24,770
George S. Barrett	2,067	0	0	2,067
Calvin Darden	30,534	0	0	30,534
Henrique De Castro	19,728	5,570	0	25,298
Robert L. Edwards	10,222	0	10,000	20,222
Melanie L. Healey	9,643	0	0	9,643
Donald R. Knauss	10,222	0	10,758	20,980
Monica C. Lozano	8,443	0	0	8,443
Mary E. Minnick	68,674	0	886	69,560
Kenneth L. Salazar	16,003	3,601	0	19,604
Dmitri L. Stockton	3,722	0	0	3,722
Named executive officers
Brian C. Cornell	0	0	313,305	313,305
Cathy R. Smith	0	0	28,412	28,412
John J. Mulligan	0	139,018	141,269	280,287
Michael E. McNamara	0	0	60,003	60,003
Don H. Liu	0	0	17,185	17,185
All current directors and executive officers
As a group (24 persons)	245,074	294,745	716,194(3)	1,256,013
(1)

Includes shares of common stock that the named individuals may acquire on or before June 8, 2019 pursuant to the conversion of vested RSUs into common stock.

(2)

All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.

(3)

Includes shares of common stock owned by executive officers in the Target Corporation 401(k) Plan (Target 401(k) Plan) as of April 9, 2019.

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Beneficial ownership of Target’s largest shareholders

The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
State Street Corporation One Lincoln Street Boston, Massachusetts 02111	44,621,568(2)	8.7%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	43,222,017(3)	8.4%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	39,141,690(4)	7.6%
(1)

Based on shares outstanding on April 9, 2019.

(2)

State Street Corporation (State Street) reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G filed with the SEC on February 13, 2019. The filing indicates that as of December 31, 2018, State Street had sole voting power for 0 shares, shared voting power for 41,722,799 shares, sole dispositive power for 0 shares and shared dispositive power for 44,595,823 shares.

(3)

BlackRock, Inc. (BlackRock) reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 6, 2019. The filing indicates that as of December 31, 2018, BlackRock had sole voting power for 36,615,216 shares, shared voting power for 0 shares, sole dispositive power for 43,222,017 shares and shared dispositive power for 0 shares.

(4)

The Vanguard Group (Vanguard) reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 13, 2019. The filing indicates that as of December 31, 2018, Vanguard had sole voting power for 600,574 shares, shared voting power for 130,121 shares, sole dispositive power for 38,420,829 shares and shared dispositive power for 720,861 shares.

Section 16(a) beneficial ownership reporting compliance

SEC rules require disclosure of those directors, officers and beneficial owners of more than 10% of our common stock who fail to timely file reports required by Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) during the most recent fiscal year. Based solely on review of reports furnished to us and written representations that no other reports were required during the fiscal year ended February 2, 2019, all Section 16(a) filing requirements were met.

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Human Resources & Compensation Committee Report

The Human Resources & Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and discussion, the Human Resources & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and this proxy statement.

Human Resources & Compensation Committee

Roxanne S. Austin, Chair
George S. Barrett
Calvin Darden
Melanie L. Healey
Donald R. Knauss

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (CD&A) focuses on how our Named Executive Officers (NEOs) were compensated for fiscal 2018 (February 4, 2018 through February 2, 2019) and how their fiscal 2018 compensation aligned with our pay for performance philosophy.

For fiscal 2018, our NEOs were:

Name and principal position	Brian C. Cornell	Chairman & Chief Executive Officer
	Cathy R. Smith	Executive Vice President & Chief Financial Officer
	John J. Mulligan	Executive Vice President & Chief Operating Officer
	Michael E. McNamara	Executive Vice President & Chief Information Officer
	Don H. Liu	Executive Vice President and Chief Legal & Risk Officer

Our CD&A is divided into the following sections:

CD&A table of contents	Executive summary Our framework for executive compensation Other benefit elements Compensation governance	33 36 43 44

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Executive Summary

In late February 2017 we announced a multi-year plan in which we would aggressively invest in our business in support of our goal to position Target for long-term relevance, growth and sustainable value creation in an industry that is experiencing significant disruption. Fiscal 2018 was a year of acceleration of this plan after making the initial investments in fiscal 2017. We tripled the number of stores that were remodeled, greatly expanded the number and scope of fulfillment options for our guests, introduced 10 new proprietary brands, and continued to increase wages for our team members. All with the purpose of delivering strong, consistent and durable growth and to emerge as one of the industry’s leading retailers into the future.

Fiscal 2018 financial performance exceeded expectations with our strongest year-over-year traffic and comparable sales growth in well over a decade and adjusted diluted earnings per share from continuing operations (Adjusted EPS) that set an all-time record for the company. The fiscal 2018 financial highlights below, as disclosed in our annual report on Form 10-K, showcase that we have created a highly sustainable foundation for future growth.

Consistent with our pay for performance philosophy, this performance significantly influenced payouts under the financial component of our short-term incentive plan (STIP), which is based on absolute goal levels of performance. The impact on long-term incentive (LTI) awards was less notable as these awards are based on our performance relative to our competitors over a three-year time frame.

(1)

Adjusted EPS, a non-GAAP metric, excludes the impact of certain items. See page 21 of our annual report on Form 10-K for fiscal 2018 (2018 Annual Report) for a reconciliation of Adjusted EPS to GAAP diluted earnings per share from continuing operations (EPS) and page 17 of our 2018 Annual Report for the calculation of the “Adjusted EPS growth” provided above.

(2)

After-tax return on invested capital from continuing operations (ROIC), is a ratio based on GAAP information. The calculation of the number provided above is reported on page 23 of our 2018 Annual Report.

Shareholder support for our 2018 advisory vote on executive compensation and shareholder outreach program

At our 2018 Annual Meeting of Shareholders, shareholders approved our Say on Pay proposal in support of our executive compensation program by 94.9%, consistent with the 2017 vote of 93.9% and 2016 vote of 96.4%. We believe open dialogue with our shareholders and incorporation of their feedback into our executive compensation program has been instrumental in obtaining shareholder support for our compensation program’s design and direction.

We regularly engage in outreach efforts with our shareholders relating to a variety of topics and involve one or more independent directors in these conversations as appropriate. We use the information gathered through these outreach efforts to help inform our compensation decisions. We look forward to continued dialogue on compensation matters and other issues relevant to our business.

Guiding Principles

We believe executive compensation should be directly linked to performance and the creation of long-term value for our shareholders. With that in mind, the three guiding principles of our compensation program are to:

●

Deliver on our pay for performance philosophy in support of our strategy

●

Provide a framework that encourages outstanding financial results and shareholder returns over the long-term

●

Attract, retain and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace

A significant portion of our executive compensation is at risk and, therefore, may vary from targeted compensation based upon the level of achievement of specified performance objectives and stock price performance.

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Pay for performance

We have a long-standing belief that our executive compensation should be directly linked to performance and the creation of long-term value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term and long-term incentives with compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Annual total direct compensation (Annual TDC) is the summed at-goal value of each pay component and is considered a useful measure by the Human Resources & Compensation Committee because it reflects the intended total value of pay at the time the pay decision is made. Refer to page 37 for more information on how Annual TDC differs from the “Total” in the “Summary compensation table” for fiscal 2018 and fiscal 2017 on page 49.

Consistent with our guiding principles, 90% of CEO Annual TDC is at risk, 83% of other NEOs is at risk and 100% of our annual LTI grants feature relative performance-based metrics.

Actual payouts vary based on performance against goals approved by the Human Resources & Compensation Committee at the beginning of the performance period. The charts below demonstrate the pay for performance nature of our incentive plans, with variable payouts over the past five years.

●

For our NEOs, our STIP is based on a combination of annual absolute financial goals and progress made toward key strategic priorities. Our fiscal 2018 goals were approved at the beginning of the year. Our financial performance exceeded our strategic plans, resulting in payouts above goal. For further discussion of our fiscal 2018 goals and performance, refer to pages 38-39.

●

100% of our LTI program features performance-based metrics and is tied to relative performance versus our retail peers over a three-year time period. At times, we have supplemented our annual LTI with performance-based awards to address unique circumstances, including the Strategic Alignment Awards (March 2015) and Price-Vested Options (April 2017). Both awards were performance-based and aligned the executive team around key strategic priorities. These awards were fully explained in prior years’ proxy statements.

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Performance highlights

The following highlights show our historical performance on key metrics that provide the basis for the metrics we use in our executive compensation programs over each of the last three years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes below.

(1)

Adjusted Sales, a non-GAAP metric, is one of the metrics used in our PSU compensation element and covers a three-year performance period. Adjusted Sales is calculated by starting with sales as reported on page 35 of our 2018 Annual Report (Sales) for all three years, and adjusting fiscal 2017, which was a 53-week accounting year, to reflect a 52-week accounting year to ensure consistent comparison with the PSUs’ fiscal 2015 base year. Fiscal 2017 Adjusted Sales of $70,619 million excluded $1,167 million, which was the amount of Sales attributable to the extra accounting week, from fiscal 2017 Sales calculated under GAAP. We use Sales calculated under GAAP as one of the metrics used in our STIP compensation element. Sales calculated under GAAP for 2018, 2017 and 2016 were $74,433 million, $71,786 million and $69,414 million, respectively.

(2)

Operating Income is as reported on page 35 of our 2018 Annual Report, and provides the basis for Incentive Operating Income, which is one of the metrics we use in our STIP compensation element. Incentive Operating Income, a non-GAAP metric, represents Operating Income on a pre-short-term-incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income.

(3)

EPS is as reported on page 35 of our 2018 Annual Report. We use EPS as reported above as one of the metrics in our PSU compensation element.

(4)

ROIC is a ratio based on GAAP information. For fiscal 2018 and fiscal 2017 it is as reported on page 23 of our 2018 Annual Report and, for fiscal 2016, page 17 of Exhibit (99) to our current report on Form 8-K filed May 11, 2018. We use ROIC as reported above as one of the metrics in our PSU compensation element. In calculating the ROIC metric used in our PSU compensation element, we did not adjust our results or those of our peers for the discrete tax benefits of the Tax Cuts and Jobs Act (Tax Act). However, for context, on page 23 of our 2018 Annual Report we disclose that ROIC excluding discrete impacts of Tax Act for fiscal 2018 and 2017 would have been 14.6% and 13.6%, respectively.

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Our framework for executive compensation

Our compensation programs are structured to align the interests of our executive officers with the interests of our shareholders and support our strategy based on the guiding principles previously discussed. To align executive officer pay outcomes with long-term performance, 100% of our annual LTI grants feature relative performance-based metrics. See the following pages for more details on the elements of our compensation program.

Elements of annual executive total direct compensation

	Element	Key characteristics	Link to shareholder value	How we determine amount
Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving superior performance.	Consider individual contributions to business outcomes, the scope and complexity of each role, future potential, market data and internal pay equity.

Performance- based	Short-term incentives	Variable compensation component payable in cash based on performance against annually established financial goals and assessment of team performance (excluding CEO).

Incentive targets are tied to achievement of key annual financial measures.

NEOs other than the CEO are also evaluated against identified strategic initiatives important to driving profitable sales growth.

Our CEO’s STIP is exclusively tied to financial measures.

Financial component of award based on:

- Incentive Operating Income

- Sales

For NEO STIP (excluding CEO), there is a team scorecard component based on the Human Resources & Compensation Committee’s assessment of management’s progress toward strategic priorities.

	Performance share unit awards	PSUs cliff vest at the end of the three-year performance period and payouts are based on relative three-year performance versus our retail peer group.	PSUs recognize our executive officers for achieving superior long-term relative performance on three key metrics: - Adjusted Sales growth - EPS growth - ROIC

Grant award levels based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations and market data.

Actual award payout based on performance versus retail peer group over the three-year performance period.

	Performance-based restricted stock unit awards	PBRSUs cliff vest at the end of the three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of Target’s executive officers with our shareholders and rewards or penalizes based on relative TSR performance.	Grant award levels based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations and market data.

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Annual CEO compensation

How annual CEO pay is tied to performance

The following pay elements are performance-based and represent a significant percentage of Annual TDC. The payout ranges below are based on awards outstanding as of the end of fiscal 2018.

●

STIP — Payouts range from 0% to 211% of goal when Incentive Operating Income and Sales performance levels are below threshold and at or above maximum, respectively.

●

PSUs — Payouts range from 0% to 200% of goal depending on Adjusted Sales growth, EPS growth and ROIC performance relative to our retail peer group. Payout value is also inherently tied to stock price performance.

●

PBRSUs — Payouts range from 75% to 125% of goal depending on total shareholder return (TSR) performance relative to our retail peer group. Payout value is also inherently tied to stock price performance.

Annual CEO compensation decisions

In March 2018, the Human Resources & Compensation Committee approved Annual TDC amounts for the CEO in consideration of his performance in repositioning Target for long-term relevance and sustainable value creation. These compensation decisions also considered market positioning relative to our retail and general industry peers, and represents a 4% increase in Annual TDC.

●

Base Salary — Increase of $100,000

●

STIP — Maintain at-goal payout percent of base salary of 190%

●

LTI — Increase of $250,000

Timing of total compensation decisions for executive officers

As disclosed in last year’s proxy statement, during fiscal 2017, we adjusted the timing of total compensation decisions for executive officers, which shifted the timing of our annual equity grants from January to March. As January is the last month of our fiscal year, this moved the executive officers’ annual grant to the following fiscal year. As a result, the executive officers’ compensation as reported in the “Summary compensation table” for fiscal 2017 did not include an annual equity grant, thereby generating lower values as compared to fiscal 2018.

The chart below represents Annual TDC for our CEO for the past two fiscal years and, in light of the change in timing of our annual equity grants, provides context to the amounts disclosed in the “Summary compensation table.”

	Annual TDC(1) for our CEO
	2018	2017
Base Salary	$1,400,000	$1,300,000
At-goal STIP	$2,660,000	$2,470,000
Annual LTI	$9,750,000	$9,500,000(2)
Total Annual TDC	$13,810,000	$13,270,000
(1)

Annual TDC differs from the “Total” in the “Summary compensation table” on page 49 because it (a) includes STIP opportunity at-goal, rather than actual payout, (b) includes the annual PBRSUs and PSUs grants based on the dollar value used by the Human Resources & Compensation Committee in determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, and (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns.

(2)

For fiscal 2017, Annual TDC also differs from the “Total” in the “Summary compensation table” on page 49 because Annual LTI (a) excludes the “Option awards” that were not part of our Annual LTI program and (b) uses the fiscal 2016 PBRSU and PSU awards granted in January 2017 as a representative annual grant because there were no annual LTI awards granted in fiscal 2017 due to the grant-timing shift described above. In last year’s proxy statement we made a similar disclosure, except that the fiscal 2017 Annual TDC amount was $13,520,000 because we instead used the March 2018 PBRSU and PSU awards granted in fiscal 2018 as a representative annual grant.

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Base salary

We provide base salary as a means to deliver a stable amount of cash compensation to our executive officers. In alignment with our pay for performance philosophy, it represents the smallest portion of Annual TDC.

Short-term incentives

All NEOs are eligible to earn cash awards under our STIP program, which is designed to motivate and reward executives for performance on key annual measures. The financial component of our STIP program is based on two financial metrics: Incentive Operating Income (50%) and Sales (50%). The CEO STIP design is exclusively based on the financial component. See the “Performance highlights” tables and footnotes on page 35 for a description of where Sales are reported in, and how Incentive Operating Income is calculated from, our financial statements.

For our non-CEO NEOs, 67% of their STIP is based on the financial component. The remaining 33% of their STIP is based on a team scorecard, designed to strongly align pay opportunity to Target’s strategic agenda. The following table shows financial and scorecard goals expressed as a percentage of salary. For fiscal 2018, we retained our current threshold and maximum financial performance levels as a percentage of goal (Sales +/- 2% and Incentive Operating Income of +/- 10%).

		Fiscal 2018 (payout as a % of salary)
	Component	Weight	Threshold	Goal	Maximum
CEO	Financial (Incentive Operating Income 50%, Sales 50%)	100%	75%	190%	400%

Other NEOs	Financial (Incentive Operating Income 50%, Sales 50%)	67%	13%	60%	134%
	Scorecard	33%	7%	30%	66%
	Total		20%	90%	200%

Fiscal 2018 financial STIP design, performance goals and how we performed in comparison to these goals

It is important to view our fiscal 2018 STIP program in the context of the multi-year investment plan we announced at the beginning of fiscal 2017. This plan, which was the subject of many of our shareholder engagement discussions and consistently communicated to the investment community, is intended to achieve long-term relevance, growth and sustainable value creation in an industry that is experiencing significant disruption. Specifically, the plan involves making substantial investments (which put pressure on near-term profitability) in our stores, supply chain and fulfillment network, new proprietary brands, and importantly, higher wages for our team members. Fiscal 2018 was a year of acceleration of this plan after making the initial investments in fiscal 2017, in that we tripled the number of stores that were remodeled, greatly expanded the number and scope of fulfillment options for our guests, introduced 10 new proprietary brands, and continued to increase wages for our team members.

When approving the design and specific goals for fiscal 2018, there was a deliberate emphasis placed on growing top line sales and market share given the industry disruption while maintaining a reasonable level of profitability in the face of greater investment levels. For this reason, the plan design was changed to increase the weighting of the Sales component from 25% in the prior year to 50%. The specific financial goal level for the Sales component was based on achieving overall sales growth of 2.6% on a 52-week basis, which required comparable sales growth at our highest level in five years. The goal level for Incentive Operating Income was established with acknowledgment that our operating income margin rates were expected to deteriorate given the additional investments we were making as part of our long-term strategy.

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The specific goals, and our actual performance are:

Metric	Goal(1)	Actual(1)
Incentive Operating Income	$4,405	$4,594
Sales	$72,441	$74,433
(1) In millions.

Our actual Incentive Operating Income and Sales results exceeded our financial plans, with our strongest traffic and comparable sales growth in well over a decade. Specifically:

●

Sales performance was $2 billion above goal and represents comparable sales growth of 5%, reflecting strategic investments driving market share gains across categories, underpinned by a strong economic environment.

●

Incentive Operating Income performance was approximately $190 million above goal, primarily driven by our Sales strength.

Fiscal 2018 team scorecard assessment

The team scorecard provides a general structure for discussing and measuring performance of the management team as a group, excluding our CEO. Throughout the year, our CEO provided the Human Resources & Compensation Committee interim assessments of team scorecard performance. The team scorecard portion of the STIP for our non-CEO NEOs in 2018 was focused on accelerating our strategy, leveraging our greatest assets and leaning into our competitive strengths.

For fiscal 2018, primary team scorecard progress indicators identified at the beginning of the year included: market share gains in Apparel & Accessories, Essentials & Beauty and Food & Beverage; digital channel sales growth that outpaces the industry; numerous owned brand launches and redesigned store experiences; new small format stores; a significant number of store remodels; and, expansion of same day delivery through our wholly-owned subsidiary, Shipt, Inc., and on Target.com.

Our management team drove meaningful progress against these key indicators:

●

Meaningful market share gains at the enterprise level and in every major category.

●

Achieved digital channel comparable sales growth of 35.8%, which outpaced the industry.

●

Launched 10 new owned brands.

●

Completed more than 320 store remodels, totally transforming how they look, feel and function.

●

Opened 28 new small format stores, with outsized sales productivity versus our broader portfolio.

●

Expanded same-day delivery with both Shipt and Target.com, now in almost 1,500 stores.

Taking into consideration the outcomes described above, the CEO recommended, and the Human Resources & Compensation Committee approved, a team scorecard payout of 35% of base salary, out of a total opportunity of 66% of base salary, for our non-CEO NEOs.

Fiscal 2018 STIP payout

Given actual financial performance and progress made on the primary team scorecard indicators previously mentioned, the total fiscal 2018 STIP payout for our CEO and other NEOs is detailed below as a percentage of goal:

	Components	Fiscal 2018 actual payout as a % of goal
CEO	Financial	200%

Other NEOs	Financial + Scorecard	180%

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Long-term incentives

To align our executive officers’ pay outcomes with long-term performance, 100% of our annual LTI grants feature relative performance-based metrics and comprises the majority of each NEO’s total compensation.

Value of LTI awarded at grant

In determining the amount of individual LTI awards, the Human Resources & Compensation Committee considered each NEO’s individual contributions to business outcomes during the fiscal year, potential future contributions, historical annual grant amounts and retention considerations, as well as market data for comparable executives from our retail and general industry peer groups. In March 2018, the Human Resources & Compensation Committee approved a change in the mix of our annual LTI awards from 75% PSUs and 25% PBRSUs to 60% PSUs and 40% PBRSUs to align with the market, while continuing to reward for success on key metrics relative to our peers.

Grant timing shift

As disclosed in last year’s proxy statement, in fiscal 2017 we made the decision to shift the timing of total compensation decisions for executive officers. Refer to “Timing of total compensation decisions for executive officers” on page 37 for more information.

PSUs

Our PSUs have a three-year performance period and are settled in stock. The plan payout is intended to reflect the same key metrics we use to manage our business and drive shareholder returns over time. Each metric is compared relative to our retail peer group and is intended to incent management to outperform the peer group over the long term. The three relative metrics used in our PSU plan are:

●

Adjusted Sales growth. The compound annual growth rate in Adjusted Sales over the performance period, relative to our retail peer group.

●

EPS growth. The compound annual growth rate of our EPS versus the reported EPS of our retail peer group.

●

ROIC. Three-year average net operating profit after-tax divided by average invested capital for both our results and our retail peer group, excluding discontinued operations.

See the “Performance highlights” tables and footnotes on page 35 for a description of where EPS and ROIC are reported in, and how Adjusted Sales is calculated from, our financial statements. With these three independent metrics, our PSU program supports the critical drivers of our success: to grow the top-line relative to the retail sector, to grow it profitably, and to ensure prudent deployment of capital to drive the business. The following example illustrates PSU payouts at various levels of performance:

Relative performance measurement approach
Retail peer group
payout % of goal
200%
175%
150%
125%
100%
75%
50%
25%
0%
21st percentile
Rank #15
Anchored at 0%
58th percentile
Rank #8
Anchored at 100%
79th percentile
Rank #4
Anchored at 200%
Bottom 21st percentile
(Ranks 16-19)
0% of goal payout
Below 58th percentile
(Ranks 9-15)
Payout interpolated between 0% and 100%
Above 58th percentile
(Ranks 5-7)
Payout interpolated between 100% and 200%
Top 21st percentile
(Ranks 1-4)
200% of goal payout
performance

For more information about our peer groups, see page 46.

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PSU Adjustments

The intent of our PSU program is to measure performance relative to our peer group on the previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise at the time of grant). The Human Resources & Compensation Committee has reserved discretion to adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments necessary to properly gauge Target’s relative performance.

Historically, adjustments to Target’s results have included items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the performance period. In addition, those adjustments are based on events that arose after the time of grant and typically decreased participants’ resulting payouts.

For items known at the time of grant, the Human Resources & Compensation Committee proactively addressees them as part of the grant approval. For items arising after the time of grant, adjustments are typically made before or at the time payouts are determined by the Human Resources & Compensation Committee.

Consistent with those past practices, the Human Resources & Compensation Committee approved the following:

●

At the time of grant, excluded (a) the 53rd week from our Sales and those of our peers to ensure a consistent time frame comparison, and (b) the impact of the 2015 sale of our pharmacy business to CVS Health (2015 was the base year for PSUs that paid out in 2018); and

●

Prior to the payout, removed Staples from the retail peer group because of its going private transaction and adjusted the percentile rankings to reflect that removal.

2016-2018 PSU payout

In April 2019, the NEOs received payouts with respect to the PSU awards that were granted in January 2016 for the three-year performance period ended February 2, 2019. These awards were paid at 89% of the goal number of shares. The following table summarizes the rankings and payout results for awards granted in fiscal 2016. This outcome is based on comparing our results to those of the retail peer group we disclosed in our proxy statement covering the time of grant. The Adjusted Sales growth and EPS growth metrics utilize a base year of fiscal 2015 and a final performance year of fiscal 2018, while for ROIC we use an average of 2016, 2017 and 2018.

Metric	Performance Rank Relative to Peers	Payout %	Total Payout
Market share	14 of 18	39%	92.3%
EPS growth	11 of 18	87%
ROIC	6 of 18	151%

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PBRSUs

Our PBRSUs have a three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group. The PBRSU amount will be adjusted up or down by 25 percentage points if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.

Relative performance measurement approach

Retail peer group

150%
125%
100%
75%
50%
25%
0%
payout % of goal
Bottom 6
Rank #12-18
75% of Goal Payout
Middle 6
Rank #7-12
100% of Goal Payout
Top 6
Rank #1-6
125% of Goal Payout
TSR performance ranking(1)

(1) The retail peers for PBRSUs exclude Publix. The value of Publix's stock price is established on an annual basis, making them an inappropriate comparator for the purpose of assessing our relative TSR performance.

2016-2018 PBRSU payout

In March 2019, the NEOs received payouts with respect to the PBRSU awards that were granted in January 2016 for the three-year performance period ended February 2, 2019. With a TSR ranking of 11 out of 17 relative to our retail peers, these awards were paid at 100% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group we disclosed in our proxy statement covering the time of grant.

Consistent with our PSU adjustment, prior to the payout, the Human Resources & Compensation Committee approved removing Staples from the retail peer group because of its going private transaction and adjusting the performance rankings to reflect that removal.

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Other benefit elements

We offer other benefit components designed to encourage retention of key talent including:

●

Pension plan. No pension plan is available to any employee hired after January 2009. We maintain a pension plan for team members hired prior to January 2009 who meet certain eligibility criteria. We also maintain supplemental pension plans for those team members who are subject to IRS limits on the basic pension plan or whose pensions are adversely impacted by participating in our deferred compensation plan. Our pension formula under these plans is the same for all participants—there are no enhanced benefits provided to executive officers beyond extending the pension formula to earnings above the qualified plan limits or contributed to our deferred compensation plan.

●

401(k) plan. Available to all team members who completed 1,000 hours for the company. There is no enhanced benefit for executives.

●

Deferred compensation plan. For a broad management group (approximately 3,800 eligible team members), we offer a non-qualified, unfunded, individual account deferred compensation plan. The plan has investment options that generally mirror the Target 401(k) Plan, but also includes a fund based on Target common stock.

●

Perquisites. We provide certain perquisites to our executive officers, principally to allow them to devote more time to our business and to promote their health and safety. The Human Resources & Compensation Committee reviews these perquisites annually to ensure they are consistent with our philosophy and appropriate in magnitude. Mr. Cornell is only eligible for perquisites that support his safety, health and well-being—home security, parking, executive physical and personal use of company-owned aircraft for security reasons.

Greater detail on these components is provided in the footnotes and tables that follow the “Summary compensation table” on page 49.

Income continuation plan

None of our NEOs has enhanced change-of-control benefits or rights to tax gross-ups. We provide an Income Continuation Plan (ICP) to executive officers who are involuntarily terminated without cause to assist in their occupational transitions. The maximum payment under this plan (paid during regular pay cycles over two years) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under our ICP also receives a $30,000 allowance for outplacement services.

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Compensation governance

Target’s executive compensation practices

Compensation practice	Target	Policy	More information
Pay for performance	Yes	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI.	34
Robust stock ownership Guidelines	Yes	We have stock ownership guidelines for executive officers of 7x base salary for CEO, 3x base salary for non-CEO executive officers and $500,000 for directors.	28
Annual shareholder “Say on Pay”	Yes	We value our shareholders’ input on our executive compensation programs. Our Board of Directors seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in our CD&A, tabular disclosures and related narrative of this proxy statement.	65
Double trigger change-in-control	Yes	We grant equity awards that require both a change-in-control and an involuntary termination or voluntary termination with good reason before vesting.	59
Annual compensation risk Assessment	Yes	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	47
Clawback policy	Yes	Our policy allows recovery of incentive cash, equity compensation and severance payments where a senior executive’s intentional misconduct results in material financial or reputational harm, or results in a need for a restatement of our consolidated financial statements.	47
Independent compensation consultant	Yes	The Human Resources & Compensation Committee retains an independent compensation consultant to advise on the executive compensation program and practices.	45
Hedging of company stock	No	Executive officers and members of the Board of Directors may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	47
Pledging of company stock	No	Executive officers and members of the Board of Directors may not directly or indirectly pledge Target common stock as collateral for any obligation.	47
Tax gross-ups	No	We do not provide tax gross-ups to our executive officers.	43
Dividends on unearned performance awards	No	We do not pay dividends on unearned performance awards.	52
Repricing or exchange of underwater stock options	No	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
Employment contracts	No	We do not use employment contracts with our NEOs, except in special circumstances.

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Process for determining executive compensation (including NEOs)

Human Resources & Compensation Committee

The Human Resources & Compensation Committee is responsible for determining the composition and value of the pay packages for all of our executive officers, including the CEO. The Human Resources & Compensation Committee receives assistance from two sources: (a) an independent compensation consulting firm, Semler Brossy Consulting Group (SBCG); and (b) our internal executive compensation staff, led by our Executive Vice President & Chief Human Resources Officer. All decisions regarding executive compensation are made solely by the Human Resources & Compensation Committee. The Human Resources & Compensation Committee may not delegate its primary responsibility of overseeing executive officer compensation, but it may delegate to management authority for our compensation plans that do not involve the setting of compensation levels for executive officers.

Human Resources & Compensation Committee’s independent consultant

SBCG has been retained by and reports directly to the Human Resources & Compensation Committee and does not have any other consulting engagements with management or Target. The Committee assessed SBCG’s independence in light of the SEC and NYSE listing standards and determined that no conflict of interest or independence concerns exist.

With respect to CEO compensation, SBCG provides an independent recommendation to the Human Resources & Compensation Committee, in the form of a range of possible outcomes, for the Human Resources & Compensation Committee’s consideration. In developing its recommendation, SBCG relies on its understanding of Target’s business and compensation programs and SBCG’s independent research and analysis. SBCG does not meet with our CEO with respect to CEO compensation. SBCG also provides an independent assessment of the CEO’s recommendations on NEO compensation to the Human Resources & Compensation Committee.

Compensation of other executive officers and role of management

In developing compensation recommendations for other executive officers, the Executive Vice President & Chief Human Resources Officer provides our CEO with market data on pay levels and compensation design practices provided by management’s external compensation consultants, Willis Towers Watson and Korn Ferry Hay Group, covering our retail and general industry peer group companies. Management’s outside consultants do not have any interaction with either the Human Resources & Compensation Committee or our CEO, but do interact with the Executive Vice President & Chief Human Resources Officer and her staff. In addition to providing market data, management’s external compensation consultants perform other services for Target unrelated to the determination of executive compensation.

Our Executive Vice President & Chief Human Resources Officer and the CEO work together to develop our CEO’s compensation recommendations to the Human Resources & Compensation Committee for other executive officers. The CEO alone is responsible for providing final compensation recommendations for the other executive officers to the Human Resources & Compensation Committee.

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Benchmarking using compensation peer groups

Peer group market positioning is another important factor considered in determining each executive officer’s Annual TDC.

The Annual TDC levels and elements described in the preceding pages are evaluated annually for each executive officer relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data obtained from publicly available proxy statements analyzed by SBCG and proprietary survey data assembled by Willis Towers Watson and Korn Ferry Hay Group.

Due to a range of factors, including the scope of NEO positions, tenure in role and company-specific concerns, there is an imperfect comparability of NEO positions between companies. As such, market position served as a reference point in the Annual TDC determination process rather than a formula-driven outcome.

The retail peer group was formulated based on an initial screen of companies in the Global Industry Classification Standard retailing index with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative performance compared to this peer group on key metrics determines overall payout for our PSU and PBRSU awards.

General industry companies are also included as a peer group because they represent companies with whom we compete for talent. Like the selected retailers, the general industry companies are large and among the leaders in their industries.

The composition of the peer groups is reviewed annually to ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with SBCG and approved by the Human Resources & Compensation Committee. In fiscal 2018, we removed Time Warner Inc. due to its merger with AT&T Inc.

2018 peer groups	Retail	Amazon.com, Inc.	The Kroger Co.	General industry	3M Company	McDonald’s Corporation
		Best Buy Co., Inc.	Lowe’s Companies, Inc.		Abbott Laboratories	MetLife, Inc.
		Costco Wholesale Corporation	Macy’s, Inc.		Anthem, Inc.	Mondelez International, Inc.
		CVS Health Corporation	Publix Super Markets, Inc.		Archer-Daniels-Midland Company	NIKE, Inc.
		Dollar General Corporation	Rite Aid Corporation		The Coca-Cola Company	PepsiCo, Inc.
		Dollar Tree, Inc.	Sears Holdings Corporation		Express Scripts Holding Company	The Procter & Gamble Company
		The Gap, Inc.	The TJX Companies, Inc.		FedEx Corporation	Starbucks Corporation
		The Home Depot, Inc.	Walgreens Boots Alliance, Inc.		General Mills, Inc.	United Parcel Service, Inc.
		Kohl’s Corporation	Walmart Inc.		Johnson & Johnson	United Technologies Corporation
					Johnson Controls International plc	UnitedHealth Group Incorporated
Marriott International, Inc.

The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of February 2, 2019:

	2018 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$22,552	$12,330	126,000	$27,017	$54,253	60,350
Median	$39,008	$26,403	151,500	$60,333	$92,708	95,500
75th Percentile	$129,318	$81,452	247,750	$66,112	$146,976	235,958
Target Corporation	$75,356	$36,847	360,000	$75,356	$36,847	360,000
(1) All amounts in millions, except employees. (2) Data Source: Equilar

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Compensation policies and risk

As part of our regular review of our compensation practices, we conduct an analysis of whether our compensation policies and practices for our employees create material risks to the company. Our risk assessment is two pronged. First, we take a “top-down” approach by evaluating whether our compensation programs and policies exacerbate top enterprise-wide risks. Next, we take a “bottom-up” approach to assess the following key compensation risk areas: performance measures, pay mix, goal setting and performance curve, leverage, magnitude of pay, calculation of performance, participant communication, severance and corporate governance.

The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company, were reviewed by the Human Resources & Compensation Committee’s independent consultant and discussed with the Human Resources & Compensation Committee. More specifically, this conclusion was based on the following considerations:

Compensation risk considerations
Pay Mix

Compensation mix of base salary and short-term and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Performance Metrics

A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.

Performance Goals

Goals are approved by our independent directors and take into account our historical performance, current strategic initiatives and the expected macroeconomic environment. In addition, short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy.

Equity Incentives

Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for executive officers to accumulate and maintain an ownership position in the company.

Risk Mitigation Policies

We incorporate several risk mitigation policies into our officer compensation program, including:

●

The Human Resources & Compensation Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans;

●

A clawback policy to recover incentive compensation if an executive officer’s intentional misconduct results in material financial or reputational harm, or results in a need for a restatement of our consolidated financial statements;

●

Stock ownership guidelines for executive officers and directors; and

●

Anti-hedging and anti-pledging policies.

Clawback policy

Our clawback policy, which covers all senior executives, was expanded in early 2018 to cover material financial or reputational harm. The expanded policy allows for recovery of compensation if a senior executive’s intentional misconduct:

●

violates the law, our code of ethics, or any significant ethics or compliance policy; and

●

results in material financial or reputational harm, or results in a need for a restatement of our consolidated financial statements.

The compensation elements that are subject to recovery under this policy include:

●

All amounts paid under the STIP (including any discretionary payments);

●

All awards under the Long-Term Incentive Plan whether exercised, vested, unvested, or deferred; and

●

All amounts paid under the ICP.

All recoveries are determined in the discretion of the Human Resources & Compensation Committee.

Anti-hedging and anti-pledging policy

Executive officers and members of the Board of Directors may not directly or indirectly engage in capital transactions intended to hedge or offset the market value of Target common stock owned by them, nor may they pledge Target common stock owned by them as collateral for any loan. All of our executive officers and members of the Board of Directors are in compliance with this policy.

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Grant timing practices

The following practices have not been formalized in a written policy, but have been regularly followed:

●

Our annual LTI grant coincides with a regularly scheduled Board of Directors meeting that is scheduled more than one year in advance. Currently, the annual LTI grant is made at the March Board of Directors meeting. Prior to fiscal 2017, the annual LTI grant was made at the January Board of Directors meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances.

●

We have no practice or policy of coordinating or timing the release of company information around our grant dates.

●

We occasionally grant equity compensation to executive officers outside of our annual LTI grant cycle for new hires, promotions, recognition, retention or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

Compensation tax policy

Prior to the Tax Act passing in fiscal 2017, we were able to deduct most of our performance-based executive compensation under Section 162(m) of the Internal Revenue Code (IRC). While the Tax Act significantly reduced the amount of compensation we can deduct under IRC Section 162(m), our pay-for-performance philosophy remains central to our compensation programs.

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Compensation tables

Summary compensation table

The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements. Salary, Bonus, and Non-Equity Incentive Plan compensation amounts reflect the compensation earned during each fiscal year. Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)(4)	Option awards(2)	Non-equity incentive plan compensation(5)	Change in pension value and nonqualified deferred compensation earnings(6)	All other compensation(7)	Total
Brian C. Cornell Chairman & Chief Executive Officer	2018	$1,384,615	$0	$9,995,883	$0	$5,266,195	$0	$557,376	$17,204,069
	2017	$1,300,000	$0	$0	$2,000,001	$4,836,000	$0	$263,208	$8,399,210
	2016	$1,300,000	$0	$9,650,837	$0	$0	$0	$330,532	$11,281,369
Cathy R. Smith(8) Executive Vice President & Chief Financial Officer	2018	$800,000	$280,000	$3,332,033	$0	$1,016,747	$0	$151,915	$5,580,695
	2017	$800,000	$432,000	$0	$1,000,004	$993,067	$0	$87,266	$3,312,337
	2016	$798,558	$240,000	$3,301,662	$0	$0	$0	$99,123	$4,439,343
John J. Mulligan Executive Vice President & Chief Operating Officer	2018	$1,000,000	$350,000	$5,126,087	$0	$1,270,933	$9,396	$819,317	$8,575,733
	2017	$1,000,000	$540,000	$0	$1,000,004	$1,241,333	$82,067	$545,102	$4,408,506
	2016	$1,000,000	$300,000	$5,079,385	$0	$0	$55,765	$595,493	$7,030,643
Michael E. McNamara Executive Vice President & Chief Information Officer	2018	$725,000	$253,750	$3,332,033	$0	$921,427	$0	$123,958	$5,356,168
	2017	$725,000	$391,500	$0	$1,000,004	$899,967	$0	$56,596	$3,073,067
	2016	$725,000	$217,500	$3,301,662	$0	$0	$0	$61,423	$4,305,585
Don H. Liu(9) Executive Vice President and Chief Legal & Risk Officer	2018	$650,000	$227,500	$2,563,081	$0	$826,107	$0	$64,676	$4,331,364
	2017	$650,000	$351,000	$0	$1,000,004	$806,867	$0	$85,061	$2,892,932
	2016	$275,000	$597,500	$6,812,539	$0	$0	$0	$263,804	$7,948,843
(1)

For NEOs other than our CEO, the “Bonus” amount shows actual payouts earned under our STIP for the team scorecard component. The CEO has no team scorecard component to his STIP payout.

(2)

Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with FASB ASC Topic 718. See Notes 22 and 26, Share-Based Compensation, to our consolidated financial statements in our 2018 Annual Report and our 2017 Annual Report, respectively, for a description of our accounting and the assumptions used.

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(3)

Represents the aggregate grant date fair value of PSUs and PBRSUs that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. The range of payments for the PSUs granted in fiscal 2018 is as follows:

Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell PSU Granted 3/14/18	$0	$5,850,067	$11,700,134
Ms. Smith PSU Granted 3/14/18	$0	$1,950,070	$3,900,139
Mr. Mulligan PSU Granted 3/14/18	$0	$3,000,053	$6,000,105
Mr. McNamara PSU Granted 3/14/18	$0	$1,950,070	$3,900,139
Mr. Liu PSU Granted 3/14/18	$0	$1,500,026	$3,000,053
(4)

During fiscal 2017 we shifted the timing of our annual equity grants so that those grants occur in March of each year, instead of our previous practice of granting equity to executive officers in January, which is the last month of our fiscal year. Due to that timing shift, there were no Stock Awards granted in fiscal 2017, and executive officers’ compensation for fiscal 2017 was significantly lower than fiscal 2016 and fiscal 2018. For more information about the annual grant timing shift, see page 37.

(5)

The “Non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our STIP.

(6)

For fiscal 2018, Mr. Mulligan’s change in the qualified pension plan was $9,396. Mr. Cornell, Ms. Smith, Mr. McNamara and Mr. Liu are not eligible for the Target Corporation Pension Plan (Pension Plan) or any supplemental pension plans because they were hired after January 2009. Consistent with applicable law, the accrued benefits under the Pension Plan cannot be reduced; however, the present value of the benefit is dependent on the discount rate used. The discount rates used in fiscal 2018, 2017 and 2016 were 4.28%, 3.94% and 4.42%, respectively. The “Change in pension value” column reflects the additional pension benefits attributable to additional service, increases in eligible earnings and changes in the discount rate.

(7)

The “All other compensation” amounts reported for fiscal 2018 include the elements in the following table.

Name	Restored match credits	Life insurance	SPP credits	Perquisites	Total
Mr. Cornell	$303,261	$16,347	$0	$237,768	$557,376
Ms. Smith	$111,561	$15,392	$0	$24,962	$151,915
Mr. Mulligan	$139,067	$2,596	$609,057	$68,597	$819,317
Mr. McNamara	$100,265	$8,920	$0	$14,773	$123,958
Mr. Liu	$27,900	$14,212	$0	$22,564	$64,676

Restored match credits. Restored match credits represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and executive deferred compensation plan (EDCP) accounts. Restored match credits represent matching contributions made by Target into a participant’s EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The 5% match rate is the same for all team members. The increase in the “All other compensation” amounts from fiscal 2017 to fiscal 2018 for Mr. Cornell, Ms. Smith, Mr. Mulligan and Mr. McNamara was primarily due to larger amounts for restored match credits. The increase in restored match credits was primarily driven by larger bonus amounts in fiscal 2017 increasing eligible pay deferred. See Note 2 to the “Nonqualified deferred compensation for fiscal 2018” table for more information.

Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.

SPP Credits. SPP credits represent additional accruals of supplemental pension plan benefits that are credited to their EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age and changes in interest rates. See the narrative following the “Pension benefits for fiscal 2018” table for more information about our pension plans.

Perquisites. The perquisites for our NEOs other than Mr. Cornell consist of reimbursement of financial management expenses, reimbursement of home security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including use to travel to outside board meetings) and executive physicals. Mr. Cornell is eligible only for perquisites that support his safety, health and well-being, namely: reimbursement of home security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including use to travel to outside board meetings) for security reasons. The only individual perquisite that exceeded $25,000 was Mr. Cornell’s personal use of company-owned aircraft for security reasons, which amounted to $218,468. No tax gross-up is provided on this perquisite.

The dollar amount of perquisites represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-owned aircraft was determined by including fuel cost, landing fees, on-board catering and variable maintenance costs attributable to personal flights and related unoccupied positioning, or “deadhead,” flights. In addition to the perquisites included in the table in this footnote, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.

(8)

As we previously announced, Ms. Smith intends to retire from Target. To support that transition, we entered into an agreement providing that she will continue in her role until a successor is named and thereafter will continue to be employed by Target as a non-executive officer in a strategic advisory capacity until May 1, 2020. Throughout the term of the agreement she will continue to receive the same base salary currently in effect and the same target bonus opportunity as other executive officers. In addition, Ms. Smith will be entitled to a cash payment of $1.5 million in exchange for a post-employment non-compete and non-solicitation agreement. Ms. Smith will not be eligible for any severance payments under our ICP.

(9)

For 2016, in addition to the annual compensation amounts, as part of Mr. Liu’s new hire compensation his “Bonus” amount included a $500,000 sign-on bonus, his “Stock awards” amount included RSUs valued at $3 million that were designed to make him whole for compensation he forfeited from his former employer when he joined Target (Make-Whole RSUs) and pro rata equity grants consisting of PSUs and PBRSUs valued at $1.27 million, and his “Other Compensation” included $250,092 for benefits under our relocation policy.

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Grants of plan-based awards in fiscal 2018

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			Grant date fair value of stock awards(3)
		Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Brian C. Cornell	3/13/18	$1,050,000	$2,660,000	$5,600,000
	3/14/18				41,233	54,977	68,722	$4,145,816
	3/14/18				0	82,465	164,930	$5,850,067
Cathy R. Smith	3/13/18	$104,000	$720,000	$1,600,000
	3/14/18				13,745	18,326	22,908	$1,381,964
	3/14/18				0	27,489	54,978	$1,950,070
John J. Mulligan	3/13/18	$130,000	$900,000	$2,000,000
	3/14/18				21,145	28,193	35,242	$2,126,034
	3/14/18				0	42,290	84,580	$3,000,053
Michael E.	3/13/18	$94,250	$652,500	$1,450,000
McNamara	3/14/18				13,745	18,326	22,908	$1,381,964
	3/14/18				0	27,489	54,978	$1,950,070
Don H. Liu	3/13/18	$84,500	$585,000	$1,300,000
	3/14/18				10,573	14,097	17,622	$1,063,055
	3/14/18				0	21,145	42,290	$1,500,026
(1)

Awards represent potential payments under the current STIP. Payments for the CEO are based on specified target levels of Incentive Operating Income and Sales, as described on pages 38-39. For NEOs other than our CEO, 67% of the payments are also based on specified target levels of Incentive Operating Income and Sales, and 33% is based on a team scorecard, as described on pages 38-39. Executive officers must be employed on the date the payments are made (typically in March of each year with respect to the preceding fiscal year) to be eligible for a payment, except in the event of death, disability or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment is the annual plan maximum, which is generally four times salary for our CEO and two times salary for executive officers other than our CEO.

(2)

Awards represent potential payments under PSUs and PBRSUs granted in fiscal 2018. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs and PBRSUs are described in Note 3 to the “Outstanding equity awards at 2018 fiscal year-end” table.

(3)

Grant date fair value for PSUs and PBRSUs was determined pursuant to FASB ASC Topic 718.

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Outstanding equity awards at 2018 fiscal year-end

Name	Option awards				Stock awards
	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable(1)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested(#)(2)	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(3)
Brian C. Cornell	0	294,551	$55.60	04/17/2024			328,181	$23,356,642
Cathy R. Smith	0	147,276	$55.60	04/17/2024			110,737	$7,881,152
John J. Mulligan	139,018(4)	0	$60.48	01/09/2023			170,359	$12,124,450
	0	147,276	$55.60	04/17/2024
Michael E. McNamara	0	147,276	$55.60	04/17/2024			110,737	$7,881,152
Don H. Liu	0	147,276	$55.60	04/17/2024	15,468	$1,100,858	85,189	$6,062,901
(1)

Price-Vested Options have a seven-year term and recipients must be continuously employed with Target until April 17, 2020 before the Price-Vested Options vest and can be exercised. The other vesting condition, Target’s stock price exceeding the stock price hurdle of $75 per share for 20 consecutive trading days, was met during fiscal 2018. There are no retirement-based extensions of vesting or exercisability like those provided for other stock options described in Note 4. If a recipient’s involuntary termination occurs before April 17, 2019, then all Price-Vested Options are forfeited. If the recipient’s involuntary termination occurs on or after April 17, 2019 and before April 17, 2020, then 50% of the Price-Vested Options are forfeited and the recipient has one year after that involuntary termination to exercise the remaining 50% of the Price-Vested Options, though in no event may the exercise occur before April 17, 2020. If a recipient dies or becomes disabled before April 17, 2020, the Price-Vested Options must be exercised by April 17, 2021, though in no event may the exercise occur before April 17, 2020.

(2)

Includes the Make-Whole RSUs granted to Mr. Liu on August 22, 2016. Those Make-Whole RSUs vested in one-third increments on each of the first two anniversaries of the grant date, and the last one-third increment is scheduled to vest in August 2019. After vesting, the Make-Whole RSUs will be converted into shares of our common stock on a 1:1 basis. Dividend equivalents are accrued (in the form of additional units) on the Make-Whole RSUs during the vesting period and converted to shares if and after the underlying Make-Whole RSUs vest. Mr. Liu must generally be continuously employed for three years from the grant date in order to receive the shares, except that in the event employment is involuntarily terminated without cause, 50% of Mr. Liu’s outstanding unvested Make-Whole RSUs will vest, provided that he signs a release agreement. Vesting is also accelerated in the event of death or disability.

(3)

The shares reported in these columns represent potentially issuable shares under outstanding PSU and PBRSU awards. PSUs and PBRSUs represent the right to receive a variable number of shares based on actual performance over the performance period. The number of shares reported is based on our actual performance results through the end of fiscal 2018 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A. The market value of stock reported is calculated by multiplying the number of shares by our 2018 fiscal year-end closing stock price of $71.17.

Dividend equivalents are accrued (in the form of additional units) on PSUs and PBRSUs, respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs and PBRSUs. The dividend equivalents are converted to shares if and after the underlying PSUs and PBRSUs vest.

The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the Human Resources & Compensation Committee certifies the financial results following completion of the performance period. Recipients must be continuously employed during the performance period to become vested, except that vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as “vesting-extension provisions”):

●

Death or disability;

●

For PSUs and PBRSUs only, executive officer is age 55 or greater and has at least 5 years of service;

●

For PSUs only, the executive officer is age 45-54, has at least 15 years of service and has worked for a specified minimum amount of the performance period (1-2 years, depending on age); or

●

For PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date.

To receive these vesting-extension provisions, the executive officer must sign an agreement that includes a non-solicitation clause and a release of claims, and provides that the award will be terminated if the executive officer becomes employed by specified competitors (Release Agreement Requirement). If the termination is voluntary, the executive officer must also have commenced discussions with the company regarding the executive officer’s consideration of termination at least six months prior to termination (Commence Discussions Requirement). These vesting-extension provisions are not available if an executive officer’s employment is terminated for cause. If an executive officer’s employment is terminated for cause, then all PSUs and PBRSUs are forfeited.

(4)

Mr. Mulligan is the only named executive officer who holds stock options other than Price-Vested Options. His outstanding options have all vested, and he would normally have 210 days to exercise vested stock options if his employment was terminated other than for cause. However, due to his age and years of service, he is eligible for a post-termination exercise period of four years (but not in excess of the original ten-year term of the option). Similar to the vesting-extension provisions described in Note 3, to receive his extended exercise period, Mr. Mulligan must meet the Release Agreement Requirement and, if his termination is voluntary, the Commence Discussions Requirement. The post-termination exercise period extension provisions are not available if Mr. Mulligan’s employment is terminated for cause. If Mr. Mulligan’s employment is terminated for cause, his stock options are forfeited. If Mr. Mulligan’s termination is due to his death or disability, the post-termination exercise period is ten years. The exercise period is not to exceed the original ten-year term of the option, except to the extent necessary to provide at least one year to exercise after death during employment. Mr. Mulligan’s stock options are transferable during his life to certain family members and family-controlled entities.

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Option exercises and stock vested in fiscal 2018

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise(1)	Number of shares acquired on vesting (#)	Value realized on vesting(2)
Brian C. Cornell			$199,244	$15,345,765
Cathy R. Smith			$47,481	$3,780,530
John J. Mulligan	118,373	$2,223,803	73,042	$5,815,762
Michael E. McNamara			$47,481	$3,780,530
Don H. Liu			$33,614	$2,784,011
(1)

Value realized on exercise is calculated as the difference between the market value of Target common stock on the respective exercise date(s) and the exercise price of the option(s).

(2)

Value realized on vesting is calculated by multiplying the number of shares acquired on vesting by the market value of Target common stock on the respective vesting date(s), except that where the Human Resources & Compensation Committee must certify the number of shares earned, Value realized on vesting is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Human Resources & Compensation Committee certifies the shares that were earned.

Pension benefits for fiscal 2018

Name(1)	Plan name	Age at FYE	Number of years credited service(#)	Present value of accumulated benefit
John J. Mulligan	Target Corporation Pension Plan	53	22	$448,825
(1) Mr. Cornell, Ms. Smith, Mr. McNamara and Mr. Liu are not eligible for the Target Corporation Pension Plan or any supplemental pension plans because they were hired after January 2009.

Pension plan

The “Pension benefits for fiscal 2018” table reports benefits under the Target Corporation Pension Plan (Pension Plan), which is a tax qualified retirement plan that provides retirement benefits to eligible team members who were hired prior to January 2009. The Pension Plan benefit for Mr. Mulligan’s benefit is based on the Final Average Pay formula, which is calculated using final average pay as limited by the IRC. The final average pay benefit, expressed as a monthly, single life annuity commencing at age 65, is equal to the sum of: (a) 0.8% of the participant’s final average monthly pay multiplied by the years of service (not to exceed 25 years of service), plus (b) 0.25% of the participants final average monthly pay multiplied by the years of service in excess of 25 years of service, plus (c) 0.5% of the participant’s final average monthly pay in excess of 12.5% of the average of the Social Security Taxable Wage Base for the 35-year period ending when the participant terminates employment multiplied by the years of service (not to exceed 25 years of service). Participants can elect among annuity forms that have an actuarially equivalent value. Early retirement payments may commence at age 55.

Supplemental pension plans

We also provide benefits under supplemental pension plans, which are reflected in the “Nonqualified deferred compensation for fiscal 2018” table. The Target Corporation Supplemental Pension Plan I (SPP I) restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for determining benefits under the Pension Plan. The Target Corporation Supplemental Pension Plan II (SPP II) restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.

Each year, the annual change in the actuarial lump-sum amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s EDCP account. A final calculation and an EDCP account adjustment occurs upon termination of employment. Because of the feature that annually transfers amounts to a participant’s EDCP account, the benefits accrued under SPP I and II are reflected as EDCP deferrals in the “Nonqualified deferred compensation for fiscal 2018” table.

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Nonqualified deferred compensation for fiscal 2018

The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$536,041	$288,346	$22,545	$0	$1,654,093
Cathy R. Smith	$203,521	$97,503	$7,913	$0	$764,596
John J. Mulligan	$131,047	$734,374	$(88,156)	$130,235	$4,272,784
Michael E. McNamara	$106,163	$87,073	$6,253	$0	$443,734
Don H. Liu	$67,180	$13,000	$(673)	$0	$144,989
(1)

All amounts of Executive contributions in the table have been reported in the current year “Summary compensation table.”

(2)

All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of supplemental pension benefits, net of any negative credits, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits). Restored match credits became subject to a vesting requirement during fiscal 2017. Contributions made in fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to Mr. Mulligan in 2018 are vested, while those made to Mr. Cornell, Ms. Smith, Mr. McNamara, and Mr. Liu are not.

(3)

No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”

(4)

The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering fiscal years 2006-2017.

Reported in prior years’ summary compensation tables
Mr. Cornell	$611,420
Ms. Smith	$404,539
Mr. Mulligan	$2,515,055
Mr. McNamara	$0
Mr. Liu	$7,500

Participants in the EDCP may generally elect to defer up to 80% of their salary, Bonus and Non-Equity Incentive Plan payments. At any time, EDCP participants are permitted to choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target common stock fund. Target invests general corporate assets through various investment vehicles to offset a substantial portion of the economic exposure to the investment returns earned under EDCP. See Note 23, Defined Contribution Plans, to the consolidated financial statements in our 2018 Annual Report for additional information.

At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on termination of employment can be made as a lump-sum payment, or installment payments over five or ten years commencing immediately or one year after termination of employment. EDCP payouts are also made in the case of the termination of EDCP, a qualifying change-in-control, or unforeseeable financial emergency of the participant creating severe financial hardship.

The EDCP is intended to comply with IRC Section 409A. As a result, payments to executive officers based on a termination of employment will be delayed six months. The EDCP is an unfunded plan and represents a general unsecured obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or insolvency.

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Potential payments upon termination or change-in-control

This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential payments to the currently employed NEOs are hypothetical situations only, and assume that termination of employment and/or change-in-control occurred on February 2, 2019, the last day of our 2018 fiscal year, and that any change-in-control was at our fiscal year-end closing stock price of $71.17 per share. A double-trigger generally applies to RSUs, PBRSUs and PSU awards and the Price-Vested Options, meaning that no outstanding awards of those types granted will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs.

The intent of this section is to isolate those payments and benefits for which the amount, vesting or time of payment is altered by the described situations. This section does not cover all amounts the NEOs will receive following termination. Specifically, the NEOs are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the preceding tables, under all employment termination scenarios. In addition, unless the termination is for cause (generally defined as deliberate and serious disloyal or dishonest conduct), they retain their vested stock option awards, and if they meet specified minimum age and years of service requirements at the time of termination, the unvested portion of stock options and PSUs are not forfeited, and vesting will continue according to the original schedule for defined periods. A description of those age and years of service requirements is provided in the notes under the “Outstanding equity awards at 2018 fiscal year-end” table. Only Mr. Mulligan has met the minimum age and years of service requirements.

The following table shows the payments and benefits for which the amount, vesting or time of payment is altered by each situation (referred to as Post-Termination Benefits). The paragraphs following the table explain the general provisions applicable to each termination situation.

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Table of potential payments upon termination or change-in-control

Name/ Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Brian C. Cornell
ICP Payments (Severance)	$0	$7,354,000	$0	$0	$0	$7,354,000
PBRSU Vesting(1)(2)(3)	$0	$3,278,553	$4,917,829	$4,917,829	$0	$5,707,881
PSU Vesting(1)(2)	$0	$0	$0	$0	$0	$11,109,163
Price-Vested Options(4)	$0	$0	$0	$0	$0	$4,586,159
Life Insurance Proceeds	$0	$0	$3,000,000	$0	$0	$0
Excess Long-Term Disability Plan
(Annual Payments)	$0	$0	$0	$444,000	$0	$0
Total	$0	$10,632,553	$7,917,829	$5,361,829	$0	$28,757,203
Cathy R. Smith
ICP Payments (Severance)(5)	$0	$0	$0	$0	$0	$0
PBRSU Vesting(1)(2)(3)	$0	$1,104,167	$1,656,250	$1,656,250	$0	$1,917,747
PSU Vesting(1)(2)	$0	$0	$0	$0	$0	$3,747,883
Price-Vested Options(4)	$0	$0	$0	$0	$0	$2,293,087
Life Insurance Proceeds	$0	$0	$3,000,000	$0	$0	$0
Excess Long-Term Disability Plan
(Annual Payments)	$0	$0	$0	$444,000	$0	$0
Total	$0	$1,104,167	$4,656,250	$2,100,250	$0	$7,958,718
John J. Mulligan
ICP Payments (Severance)	$0	$4,031,555	$0	$0	$0	$4,031,555
PBRSU Vesting(1)(2)(3)	$0	$1,698,650	$2,547,975	$2,547,975	$0	$2,950,257
PSU Vesting(1)(2)	$0	$0	$0	$0	$0	$7,106,752
Price-Vested Options(4)	$0	$0	$0	$0	$0	$2,293,087
Life Insurance Proceeds	$0	$0	$3,000,000	$0	$0	$0
Excess Long-Term Disability Plan
(Annual Payments)	$0	$0	$0	$444,000	$0	$0
Total	$0	$5,730,205	$5,547,975	$2,991,975	$0	$16,381,652

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Name/ Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Michael E. McNamara
ICP Payments (Severance)	$0	$2,774,045	$0	$0	$0	$2,774,045
PBRSU Vesting(1)(2)(3)	$0	$1,104,167	$1,656,250	$1,656,250	$0	$1,917,747
PSU Vesting(1)(2)	$0	$0	$0	$0	$0	$3,747,883
Price-Vested Options(4)	$0	$0	$0	$0	$0	$2,293,087
Life Insurance Proceeds	$0	$0	$3,000,000	$0	$0	$0
Excess Long-Term Disability Plan
(Annual Payments)(6)	$0	$0	$0	$0	$0	$0
Total	$0	$3,878,212	$4,656,250	$1,656,250	$0	$10,732,762
Don H. Liu
ICP Payments (Severance)	$0	$2,585,367	$0	$0	$0	$2,585,367
Make-Whole RSU Vesting(1)(7)	$0	$550,429	$1,100,858	$1,100,858	$0	$886,802
PBRSU Vesting(1)(2)(3)	$0	$849,450	$1,274,174	$1,274,174	$0	$1,475,330
PSU Vesting(1)(2)	$0	$0	$0	$0	$0	$2,883,168
Price-Vested Options(4)	$0	$0	$0	$0	$0	$2,293,087
Life Insurance Proceeds	$0	$0	$3,000,000	$0	$0	$0
Excess Long-Term Disability Plan
(Annual Payments)	$0	$0	$0	$444,000	$0	$0
Total	$0	$3,985,245	$5,375,032	$2,819,032	$0	$10,123,754
(1)

Amounts are determined by multiplying the number of shares for which vesting is accelerated by our closing stock price on February 1, 2019 ($71.17 per share). Any remaining unvested PBRSUs, PSUs and Make-Whole RSUs are forfeited.

(2)

The PBRSU and PSU awards are subject to a double-trigger, meaning that no vesting will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs. For awards granted prior to March 14, 2018, the amount accelerated is equal to the greater of: (a) the amount the recipient would have been entitled to had the termination occurred without a change-in-control (which ranges from 50% to 100% of the at-goal payout depending on the award type and the participant’s age and years of service), or (b) a pro-rata portion of the at-goal payout based on the percentage of the performance period that has elapsed as of the date of the termination following the change-in-control. For awards granted on or after March 14, 2018, the amount accelerated is equal to 100% of the at-goal payout.

(3)

For purposes of calculating the number of PBRSU shares vesting upon death and disability, the table uses the minimum payout, though the actual number of shares will be based on the actual performance at the end of the performance period.

(4)

Vesting for Price-Vested Options is not accelerated as a result of any termination and is only accelerated if (a) a change-in-control occurs during the first three years of the term of the Price-Vested Option, and (b) an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs.

(5)

As described in Note 8 to the “Summary compensation table” on page 50, we entered into an agreement that governs Ms. Smith’s transition from Chief Financial Officer in connection with her retirement and provides for certain compensation related to that transition. The amount, vesting and timing of the compensation paid in connection with that agreement is not altered by the scenarios described in the table above and, as a result, is not included in the table. In addition, Ms. Smith is not entitled to “ICP Payments (Severance)” under her agreement.

(6)

In order to receive payments under the Excess Long-Term Disablity Plan (Excess LTD Plan), the NEO must be enrolled in the widely available qualified long-term disability plan (Base LTD Plan). Mr. McNamara is not enrolled in this plan, therefore, would not receive any benefit.

(7)

Mr. Liu’s Make-Whole RSUs vest in full in the event of death and disability and 50% of the total number of outstanding unvested Make-Whole RSUs vest upon involuntary termination without cause. In addition, in a change-in-control without termination of employment, there is no vesting or acceleration. However, if there is a change-in-control that includes an involuntary termination of employment without cause or a voluntary termination of employment for good reason, unvested Make-Whole RSUs would accelerate in an amount equal to the greater of (a) 50% of the total number of outstanding unvested Make-Whole RSUs, or (b) a pro-rata portion of the outstanding unvested Make-Whole RSUs based on the percentage of the performance period that has elapsed as of the date of the termination following the change-in-control.

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Voluntary termination

None of our currently employed NEOs are entitled to payments and benefits for which the amount, vesting or time of payment is altered by their voluntary termination.

Involuntary termination

If a NEO was involuntarily terminated for cause, he or she would not be eligible for any of the Post-Termination Benefits described in this section. If a NEO is involuntarily terminated without cause, the potential Post-Termination Benefits generally consist of:

●

Severance payments under our ICP; and

●

Accelerated vesting of 50% of the at-goal payout of PBRSU awards, and forfeiture of the remaining 50%.

Our ICP provides for continuation of annual cash compensation (salary and average of three most recent Bonuses and Non-Equity Incentive Plan payments) over a period ranging from 12 to 24 months, paid in equal monthly installments. Each of the NEOs other than Ms. Smith is eligible for 24 months of income continuation under the ICP. Payments under the ICP are conditioned on the executive officer releasing any claims against us, a non-solicitation covenant, and are subject to reduction if the executive officer becomes employed by specified competitors. In addition, a NEO who receives severance payments under our ICP also receives a $30,000 allowance for outplacement services.

The accelerated vesting provisions of PBRSU awards are described in the notes under the “Outstanding equity awards at 2018 fiscal year-end” table.

Death

If a NEO dies while employed, the Post-Termination Benefits generally consist of:

●

Vesting of PBRSUs, with payout occurring after the end of the performance period based on the actual performance at the end of that period; and

●

Life insurance proceeds equal to three times the sum of the prior year’s annual base salary, plus the most recent Bonus and Non-Equity Incentive Plan payments, up to a maximum of $3 million.

In addition, the NEO’s beneficiary will have the right to receive a payout, if any, under PSUs after the end of the performance period based on the actual performance at the end of that period.

Disability

If a NEO becomes totally and permanently disabled while employed, the Post-Termination Benefits generally consist of:

●

Vesting of PBRSUs, with payout occurring after the end of the performance period based on the actual performance at the end of that period; and

●

Monthly payments under the Excess LTD Plan if he or she also participated in the Base LTD Plan.

Our Excess LTD Plan, a self-insured unfunded plan, provides monthly disability income payments with respect to the portion of annualized salary and three-year average Bonus and Non-Equity Incentive Plan compensation above the Base LTD Plan annual compensation limit (currently set at $260,000) but not exceeding $1 million. The Excess LTD plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In addition, the NEO will have the right to receive a payout, if any, under PSUs after the end of the performance period based on the actual performance at the end of that period. Each of the NEOs other than Mr. McNamara participates in the Base LTD Plan and is eligible to receive payments under the Excess LTD Plan.

Change-in-Control

The following discussion describes the payments and benefits that are triggered by: (a) the occurrence of a change-in-control; and (b) the occurrence of a change-in-control that is followed, within two years after a change-in-control, by the NEO’s employment terminating involuntarily without cause or voluntarily with good reason (a material reduction in compensation or responsibilities or a required relocation following a change-in-control). In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the following events occur:

●

50% or more of our Board of Directors consists of persons who were not initially nominated or appointed by incumbent directors, for which purpose any director who assumes office as a result of an actual or threatened contested election will not be considered as having been nominated or appointed by incumbent directors;

●

Any person or group acquires 30% or more of our common stock;

●

We merge with or into another company and our shareholders own less than 60% of the combined company; or

●

Our shareholders approve an agreement or plan to liquidate or dissolve our company.

Our plans do not provide for any gross-ups for taxes due on any payments described in this section.

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Without termination of employment

The consequence of a change-in-control to the NEOs without termination of employment is generally as follows:

●

The deferred compensation balance in the EDCP will be paid in a lump sum as soon as allowed under IRC Section 409A, unless the Board of Directors determines not to accelerate payment of these amounts; and

●

A double-trigger applies to PBRSUs or PSU awards, meaning that no vesting will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs.

With involuntary or good reason termination of employment

In addition to the payments upon a change-in-control explained under “Without Termination of Employment,” if a NEO’s employment terminates involuntarily without cause or voluntarily with good reason (a material reduction in compensation or responsibilities or a required relocation following a change-in-control) within two years following a change-in-control, the double-trigger requirement will be met and the Post-Termination Benefits that may be received generally consist of:

●

Severance payments under our ICP;

●

Accelerated vesting of Price-Vested Options;

●

For outstanding PBRSUs and PSUs granted before March 14, 2018, the greater of: (a) the amount the recipient would have been entitled to had the termination occurred without a change-in-control (which ranges from 50% to 100% of the at-goal payout depending on the award type and the participant’s age and years of service), or (b) a pro-rata portion of the at-goal payout based on the percentage of the three-year vesting or performance period that has elapsed as of the date of the termination following the change-in-control. The balance of the awards is forfeited.

●

For outstanding PBRSUs and PSUs granted on or after March 14, 2018, an amount equal to 100% of the at-goal payout.

We used the “greater of” calculation for PBRSUs and PSUs granted before March 14, 2018 to prevent a NEO from receiving less due to a change-in-control than they would have received as a result of a similar termination absent a change-in-control. In addition, we use the at-goal payout for calculating the pro-rata portion rather than actual performance to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.

Pay ratio disclosure

As disclosed in the “Summary compensation table” on page 49, the fiscal 2018 total annual compensation for our CEO was $17,204,069. We estimate that the fiscal 2018 total annual compensation for the median of all Target team members, excluding our CEO, was $22,439. The median team member is employed part-time. The resulting ratio of our CEO’s total annual compensation to that of the median of all Target team members, excluding our CEO, for fiscal 2018 is 767 to 1.(1) The median team member’s fiscal 2018 total annual compensation was calculated in the same manner used to calculate the CEO’s compensation in the “Summary compensation table” on page 49.

To determine the median team member we used W-2 wages or their equivalent for the 2018 calendar year for team members employed as of February 2, 2019, the last day of fiscal 2018. For all permanent team members who were employed for less than the full fiscal year, we calculated a daily pay rate and then annualized their W-2 wages. Team members hired after December 31, 2018 do not have W-2s, so we used annual base salary for exempt permanent team members hired after that date, and for non-exempt permanent team members hired after that date we multiplied their hourly compensation rate by the average hours worked by all U.S. non-exempt team members to approximate their annual compensation. These estimates and assumptions were used to annualize each permanent team member’s compensation without treating any part-time team member as a full-time equivalent. We included all non-U.S. team members in determining the median team member, treated in the same manner described above, except that for non-U.S. team members not paid in U.S. dollars, the foreign currency was converted into U.S. dollars using the applicable currency conversion rate as of February 2, 2019. For temporary or seasonal team members we used their W-2 wages without adjustments, except that if they were hired after December 31, 2018, they have no W-2s, so we used their gross earnings from our payroll records. This approach ensures that compensation of temporary or seasonal team members is not annualized.

(1)

Since the CEO’s compensation for fiscal 2017 did not include an annual equity grant due to a shift in our annual grant timing, in last year’s proxy statement we disclosed the ratio of our CEO’s Annual TDC to the median team member’s fiscal 2017 total annual compensation. Calculated on that same basis this year, the CEO’s Annual TDC for fiscal 2018 was $13,810,000, and the resulting ratio of our CEO’s Annual TDC to the median team member’s fiscal 2018 total annual compensation is 615 to 1. See page 37 for an explanation of how the CEO’s Annual TDC differs from the “Total” in the “Summary compensation table” on page 49. For more information about the annual grant timing shift, see page 37.

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Director compensation

Our philosophy with respect to director compensation is to align the interests of non-employee directors with the interests of our shareholders and to provide market competitive compensation commensurate with the work required to serve on Target’s Board. In developing compensation recommendations for directors, our external compensation consultant, Semler Brossy Consulting Group (SBCG), relies on its understanding of Target’s business and compensation programs, as well as retail and general industry peer group benchmarking. Peer group comparisons are determined by use of compensation data obtained by management from publicly available proxy statements and analyzed by SBCG.

In November of each year, SBCG provides an independent recommendation for director compensation for the following year to the Human Resources & Compensation Committee for approval.

Beginning in fiscal 2018, the Human Resources & Compensation Committee approved an increase in total director compensation from $260,000 to $280,000 to situate compensation near the median of our combined retail and general industry peer groups. The companies comprising those peer groups can be found on page 46. The last time the Committee approved an increase to director compensation was in fiscal 2011.

General description of director compensation

Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:

●

a combination of cash and RSUs; or

●

RSUs only.

Each form under the compensation program is intended to provide $280,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$100,000	$180,000
RSUs Only	$0	$280,000

The forms of annual compensation have the following terms:

●

The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the Director Deferred Compensation Plan. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the Target 401(k) Plan, including the Target Corporation Common Stock Fund.

●

RSUs are settled in shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are paid on RSUs in the form of additional RSUs. RSUs are granted in March each year and vest quarterly over a one-year period.

The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. Compensation for the Lead Independent Director and Committee Chairs is as follows:

Role	Amount
Lead Independent Director	$30,000
Audit & Finance Committee Chair	$30,000
Human Resources & Compensation Committee Chair	$20,000
Nominating & Governance Committee Chair	$15,000
Risk & Compliance Committee Chair	$15,000
Infrastructure & Investment Committee Chair	$15,000

New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro-rated portion of the annual compensation based on the date they joined the Board using the combination of cash and RSUs.

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Director compensation table

Name	Fees earned or paid in cash	Stock awards(1)(2)	Option awards(1)(2)	Total(3)
Roxanne S. Austin(4)	$120,000	$180,046	$0	$300,046
Douglas M. Baker, Jr.(4)	$0	$325,047	$0	$325,047
George S. Barrett	$25,000	$95,079	$0	$120,079
Calvin Darden	$100,000	$180,046	$0	$280,046
Henrique De Castro	$100,000	$180,046	$0	$280,046
Robert L. Edwards(4)	$130,000	$180,046	$0	$310,046
Melanie L. Healey	$100,000	$180,046	$0	$280,046
Donald R. Knauss	$100,000	$180,046	$0	$280,046
Monica C. Lozano	$100,000	$180,046	$0	$280,046
Mary E. Minnick(4)	$115,000	$180,046	$0	$295,046
Kenneth L. Salazar(4)	$115,000	$180,046	$0	$295,046
Dmitri L. Stockton	$91,667	$215,019	$0	$306,686
(1)

Amounts represent the aggregate grant date fair value of RSUs and stock options that were granted in fiscal 2018, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 22, Share-Based Compensation, to our consolidated financial statements in our 2018 Annual Report for a description of our accounting and the assumptions used. Details on the stock awards granted during fiscal 2018, all of which are RSUs, are as follows:

	Stock awards
Name	# of units	Grant date fair value
Ms. Austin	2,538	$180,046
Mr. Baker	4,582	$325,047
Mr. Barrett	1,135	$95,079
Mr. Darden	2,538	$180,046
Mr. De Castro	2,538	$180,046
Mr. Edwards	2,538	$180,046
Ms. Healey	2,538	$180,046
Mr. Knauss	2,538	$180,046
Ms. Lozano	2,538	$180,046
Ms. Minnick	2,538	$180,046
Mr. Salazar	2,538	$180,046
Mr. Stockton	3,031	$215,019
(2)

None of the directors held outstanding RSUs that were unvested at fiscal year-end. The following directors held unexercised stock options (which were granted in years prior to fiscal 2013) in the amounts listed below:

Name	Stock options
Ms. Austin	15,687
Mr. Baker	5,570
Mr. De Castro	5,570
Mr. Salazar	3,601
(3)

In addition to the amounts reported, all directors also receive a 10% discount on merchandise purchased at Target stores and Target.com, both during active service and following retirement. Non-employee directors are also provided with $100,000 of accidental death life insurance.

(4)

The following directors received additional compensation in fiscal 2018 for their roles as Committee Chairs and, in the case of Mr. Baker, as Lead Independent Director. The additional compensation is reflected in “Fees earned or paid in cash” and/or “Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of director compensation.”

Name	Role(s) during fiscal 2018
Ms. Austin	Human Resources & Compensation Chair
Mr. Baker	Lead Independent Director Nominating & Governance Chair
Mr. Edwards	Audit & Finance Chair
Ms. Minnick	Infrastructure & Investment Chair
Mr. Salazar	Risk & Compliance Chair

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Equity compensation plan information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 2, 2019		Weighted-average exercise price of outstanding options, warrants and rights as of February 2, 2019	Number of securities remaining available for future issuance under equity compensation plans as of February 2, 2019 (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	11,428,084	(1)	$55.49	19,292,454
Equity compensation plans not approved by security holders	0			0
TOTAL	11,428,084		$55.49	19,292,454
(1)

This amount includes 7,437,593 PSU, RSU and PBRSU shares potentially issuable upon settlement of PSUs, RSUs and PBRSUs issued under our Long-Term Incentive Plan and Amended and Restated 2011 Long-Term Incentive Plan. The actual number of PSU shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our total shareholder return over a period of time. PSUs, RSUs and PBRSUs do not have an exercise price and thus they have been excluded from the weighted average exercise price calculation in column (b).

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Other voting items

Item two

Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm

The Audit & Finance Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit & Finance Committee appointed Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 1, 2020. Ernst & Young LLP has been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Finance Committee:

●

Reviews all non-audit services and engagements provided by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence;

●

Conducts an annual assessment of Ernst & Young LLP’s qualifications, service quality, sufficiency of resources, quality of communications, independence, working relationship with our management, objectivity, and professional skepticism;

●

Conducts regular private meetings separately with each of Ernst & Young LLP and our management;

●

Interviews and approves the selection of Ernst & Young LLP’s new lead engagement partner with each rotation, which occurs every five years;

●

At least annually obtains and reviews a report from Ernst & Young LLP describing all relationships between the independent auditor and Target; and

●

Periodically considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The members of the Audit & Finance Committee believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of our company and its shareholders.

As a good corporate governance practice, the Board of Directors is seeking shareholder ratification of the appointment even though ratification is not legally required. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment by the Audit & Finance Committee of Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 1, 2020.

A representative from Ernst & Young LLP will be at the Annual Meeting and will have the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Annual Meeting.

Audit and non-audit fees

The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for fiscal 2018 and 2017, the review of our interim consolidated financial statements for each quarter in fiscal 2018 and 2017, and for audit-related, tax and all other services performed in 2018 and 2017:

	Fiscal year-end
	February 2, 2019	February 3, 2018
Audit Fees(1)	$4,774,000	$5,543,000
Audit-Related Fees(2)	375,000	417,000
Tax Fees:
Compliance(3)	69,000	110,000
Planning & Advice(4)	644,000	554,000
Total	$5,862,000	$6,624,000
(1)

Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.

(2)

Includes benefit plan audits, accounting consultations, and other attestation services.

(3)

Includes tax return preparation and other tax compliance services, including tax methods analysis and support.

(4)

Includes tax-planning advice and assistance with tax audits and appeals.

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The Audit & Finance Committee’s current practice requires pre-approval of all audit services and permissible non-audit services to be provided by the independent registered public accounting firm. The Audit & Finance Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence. In addition, the Audit & Finance Committee has delegated authority to grant certain pre-approvals to the Audit & Finance Committee Chair. Pre-approvals granted by the Audit & Finance Committee Chair are reported to the full Audit & Finance Committee at its next regularly scheduled meeting.

The Audit & Finance Committee recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit & Finance Committee

The role of the Audit & Finance Committee is to assist the Board of Directors in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Target’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.

A copy of the Audit & Finance Committee Charter, which has been adopted by our Board of Directors and further describes the role of the Audit & Finance Committee in overseeing our financial reporting process, is available online at investors.target.com (click on “corporate governance” in the “investors” column, then click on “More about Board Committees”). All members of the Audit & Finance Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC and have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.

In performing its functions, the Audit & Finance Committee:

●

Met with Ernst & Young LLP, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations and their evaluations of Target’s internal controls;

●

Reviewed and discussed with management the audited financial statements included in our Annual Report;

●

Discussed with Ernst & Young LLP the matters required to be discussed by the applicable Public Company Accounting Oversight Board (PCAOB) standards; and

●

Received from Ernst & Young LLP the written disclosures and the representations required by PCAOB standards regarding Ernst & Young LLP’s independence, and discussed with them matters relating to their independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Finance Committee referred to above and in the Audit & Finance Committee Charter, the Audit & Finance Committee approved that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 2, 2019.

Audit & Finance Committee

Robert L. Edwards, Chair
Henrique De Castro
Monica C. Lozano
Mary E. Minnick
Dmitri L. Stockton

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Item three

Advisory approval of executive compensation (Say on Pay)

Consistent with the views expressed by shareholders at our 2017 Annual Meeting of Shareholders, the Board of Directors has determined to seek an annual non-binding advisory vote from shareholders to approve the executive compensation as disclosed in the CD&A, tabular disclosures and related narrative of this proxy statement.

Our compensation programs are structured to align the interests of our executive officers with the interests of our shareholders. They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace, and to provide a framework that encourages outstanding financial results and shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.

At our 2018 Annual Meeting of Shareholders, 94.9% of shareholder votes were cast in support of our executive compensation program for our Say on Pay proposal.

The Board of Directors, upon recommendation of the Human Resources & Compensation Committee, recommends that shareholders vote For approval of the following non-binding resolution:

“Resolved, that the shareholders approve the compensation awarded to the named executive officers, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in this proxy statement.”

Effect of item

The Say on Pay resolution is non-binding. The approval or disapproval of this item by shareholders will not require the Board or the Human Resources & Compensation Committee to take any action regarding Target’s executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Human Resources & Compensation Committee.

The Board believes that the Human Resources & Compensation Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Target and its shareholders.

The Board values the opinions of Target’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

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Item four

Shareholder proposal to amend the proxy access bylaw to remove candidate resubmission threshold

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who held more than $2,000 of shares of common stock on December 12, 2018, intends to submit the following resolution to shareholders for approval at the Annual Meeting (the language below in the “Proposal” and “Shareholder’s Supporting Statement” is reproduced without alteration):

Proposal

Proposal 4 — Improve Shareholder Proxy Access

RESOLVED: Stockholders ask the board of directors to amend its proxy access bylaw provisions and any associated documents, to include the following change: A shareholder proxy access director candidate shall not need to obtain a specific percentage vote in order to qualify as a shareholder proxy access director candidate at any future shareholder meeting.

Shareholder’s Supporting Statement

This proposal is important because a shareholder proxy access candidate might not obtain the currently required 25%-vote (and thus unfortunately be disqualified the following year under our current rule) even if he or she is better qualified than certain existing directors. Shareholders may simply believe that at the time of the annual meeting that the company is not ready for a proxy access candidate and hence may not support the candidate because the timing is not right.

A year later a majority of shareholders might determine that circumstances have changed due to mismanagement or economic downturn and that the timing is then right. Hence shareholders should be able to vote for such a highly qualified candidate.

The following are just a few of the scores of companies that do not require a proxy access director candidate to obtain a specific percentage vote in order to be a candidate in the following year:

Citigroup (C)

eBay (EBAY)

FedEx (FDX)

Goodyear (GT)

Home Depot (HD)

This proposal deserves added attention at Target since Target has 2 inside-related directors, 3 directors with more than 14-years tenure (which can erode director independence somewhat like having inside-related directors), we do not have the oversight of an independent Chairman of the Board while our CEO/ Chairman received the highest negative votes of any director in 2018.

Please vote yes:

Improve Shareholder Proxy Access — Proposal 4

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Position of the Board of Directors

The Board believes that the candidate resubmission threshold contained in its proxy access bylaw continues to be appropriate and in the best interests of Target and its shareholders.

We adopted our proxy access bylaw provision in November 2015, and were among the first companies to do so, recognizing that it was an emerging governance trend that provided additional accountability to shareholders. We were informed by shareholder outreach and emerging best practices by early adopters when we approved our proxy access bylaw. Our candidate resubmission threshold that is the subject of this shareholder proposal currently prohibits a proxy access nominee who does not receive at least 25% of the votes cast in favor of his or her election from being named as a proxy access nominee again for the next two annual meetings.

The candidate resubmission threshold is designed to balance the rights granted to shareholders to nominate directors using proxy access with avoiding the distraction of multiple votes on a candidate who was not shown to be viable. The threshold uses 25% as the level deemed to be meaningful support that signifies a viable candidate. Importantly, the candidate resubmission threshold does not prevent the nominating shareholder from nominating a different candidate the following year. Additionally, the candidate that failed to meet the candidate resubmission threshold is not permanently barred from serving as a proxy access nominee, as that person may be renominated after the next two annual meetings.

Candidate resubmission thresholds remain a common proxy access bylaw feature among large companies like Target. For S&P 100 companies, a substantial majority have candidate resubmission thresholds and the vast majority of those candidate resubmission thresholds feature the same 25% and two-year approach that we use.

We regularly engage with our shareholders regarding our governance practices. Based on those interactions, we have found that our proxy access bylaw has been viewed favorably by the vast majority of shareholders we have engaged with since it was adopted. The Board is committed to being accountable to shareholders and continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts.

The Board of Directors recommends that shareholders vote Against the shareholder proposal to amend the proxy access bylaw to remove the candidate resubmission threshold.

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Questions and answers about our Annual Meeting and voting

1.

What is the purpose of our Annual Meeting?

Our Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the accompanying Notice of 2019 Annual Meeting of Shareholders. In addition, the Annual Meeting serves as a forum where our management reports on Target’s performance and governance during fiscal 2018 and responds to questions from shareholders.

2.

What is included in the proxy materials?

The proxy materials for our Annual Meeting include the accompanying Notice of 2019 Annual Meeting of Shareholders, this proxy statement and our 2018 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

3.

What is a proxy and what is a proxy statement?

A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Any proxy may be revoked at any time prior to completion of voting at the Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403. We have designated three of our officers as proxies for the Annual Meeting—Brian C. Cornell, Cathy R. Smith and Don H. Liu. A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.

4.

What is the difference between holding shares as a registered shareholder and as a beneficial owner?

If your shares are registered directly in your name with Target’s transfer agent, EQ Shareowner Services, you are considered a registered shareholder with respect to those shares. If your shares are held through a broker, trustee, bank or other nominee, you are considered the “beneficial owner” of those shares.

5.

Who may vote and what constitutes a quorum for the Annual Meeting?

Only registered shareholders or beneficial owners holding our outstanding shares at the close of business on the record date, April 15, 2019, are entitled to receive notice of the Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 515,511,026 shares of our common stock were outstanding.

We need a quorum to be able to hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether there is a quorum.

6.

How do I vote?

Depending on how you hold your shares, you have up to three options for voting in advance:

●

Internet. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote through the Internet by going to the website identified on your proxy card or Notice of Internet Availability of Proxy Materials (Notice) entering the Control Number found on your proxy card or Notice and following the instructions on the website. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote through the Internet if your broker, trustee, bank or nominee makes that method available by going to the website identified on your voter instruction form or Notice, entering the Control number found on the voter instruction form or Notice and following the instructions on that website. Internet voting is available 24 hours a day, seven days a week up to the deadline. The Internet voting deadline for shares held by a beneficial owner through the Target 401(k) Plan is 6:00 a.m. Eastern Daylight Time on June 10, 2019. For all registered shareholders or other beneficial owners, the deadline is 11:59 p.m. Eastern Daylight Time on June 11, 2019.

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●

Telephone. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote by touch-tone telephone by either calling the toll-free number identified on your proxy card or, after viewing the proxy materials on the website provided in your Notice, calling the toll-free number for telephone voting identified on the website, and following the recorded instructions during the call. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote by touch-tone telephone if your broker, trustee, bank or nominee makes that method available by either calling the toll-free number identified on your voter instruction form or, after viewing the proxy materials on the website provided in your Notice, calling the toll-free number for telephone voting identified on that website, and following the recorded instructions during the call. Telephone voting is available 24 hours a day, seven days a week up to the deadline. The telephone voting deadline for shares held by a beneficial owner through the Target 401(k) Plan is 6:00 a.m. Eastern Daylight Time on June 10, 2019. For all registered shareholders or other beneficial owners, the deadline is 11:59 p.m. Eastern Daylight Time on June 11, 2019.

●

Mail. If you are a registered shareholder or a beneficial owner holding shares through the Target 401(k) Plan, you may vote by completing, properly signing and mailing a written proxy card. If you are a beneficial owner holding shares outside of the Target 401(k) Plan you may vote by completing, properly signing and mailing a written voter instruction form. If you did not receive a proxy card or voter instruction form by mail, you must request a written copy of the proxy materials, which will include a proxy card or voter instruction form, by visiting www.proxyvote.com, dialing 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting a written copy of the proxy materials, please be prepared to provide your control number, which can be found in your Notice. Those shareholders voting by mail should return their proxy card or voter instruction form promptly to ensure it is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 10, 2019.

In addition, you may vote in person at the Annual Meeting if you follow these procedures:

●

In Person. If you are a registered shareholder, you may vote in person at the Annual Meeting. If you are a beneficial owner you may vote in person at the Annual Meeting if you have obtained a legal proxy from your broker, trustee, bank or nominee. Please note that if you are a beneficial owner and request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Registered shareholders and beneficial owners planning to attend the Annual Meeting and vote in person must follow the instructions provided in Question 12 “How can I attend the Annual Meeting?” on page 70.

7.

What happens if I do not provide instructions on how to vote or if other matters are presented for determination at the Annual Meeting?

If you are a registered shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

If you are a beneficial owner, you generally cannot vote your shares directly and must instead instruct your broker, trustee, bank or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not provide voting instructions, whether your shares can be voted by your broker, bank or nominee depends on the type of item being considered.

●

Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the Annual Meeting, your broker, bank or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) are non-discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.

●

Discretionary Items. Even if you do not provide voting instructions, your broker, bank or nominee may vote in its discretion on Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) because it is a discretionary item.

If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in the following Question 8 “How will shares in the Target 401(k) Plan be voted?”.

As of the date of this proxy statement, we know of no matters that will be presented for determination at the Annual Meeting other than those referred to in this proxy statement. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

8.

How will shares in the Target 401(k) Plan be voted?

This proxy statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a registered shareholder or beneficial owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your personal account in proportion to the instructions actually received by the trustee from participants who give voting instructions.

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9.

What items are being voted upon, how does the board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business	Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote
Item 1: Election of 13 directors	FOR each Director Nominee	More votes “FOR” than “AGAINST”	No effect	No effect
Item 2: Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote Against	Not applicable
Item 3: Advisory approval of executive compensation	FOR	More votes “FOR” than “AGAINST”	No effect	No effect
Item 4: Shareholder proposal to amend the proxy access bylaw to remove candidate resubmission threshold	AGAINST	Majority of shares present and entitled to vote(1)(3)	Vote Against(3)	No effect(2)
(1)

This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the Annual Meeting.

(2)

If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

(3)

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year using Rule 14a-8 under the Exchange Act, the SEC uses a simple majority standard that compares the votes cast “FOR” to votes cast “AGAINST” an item (which gives abstentions “No effect”). Proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis, also use a simple majority standard in determining the level of support for shareholder proposals.

An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above. However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “FOR” than “AGAINST” in determining the level of support for purposes of the Board’s response.

10.

May I vote confidentially?

Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots and voting tabulations of a shareholder confidentially.

If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the Annual Meeting, except (a) to meet applicable legal requirements, (b) to allow the independent election inspectors to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the SEC. The independent election inspectors may at any time inform us whether a shareholder has voted.

Voting instructions for shares held in the Target 401(k) plan will be confidential as required by the terms of the Target 401(k) plan administered by the trustee.

11.

May I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time by mailing a later-dated proxy card or by voting again via telephone or Internet before the applicable deadline—see the instructions under Question 6 “How do I vote?” on page 68. If you are a registered shareholder, you can also change your vote by attending the Annual Meeting in person and delivering a proper written notice of revocation of your proxy or voting in person at the Annual Meeting.

12.

How can I attend the Annual Meeting?

Only registered shareholders or beneficial owners of common stock holding shares at the close of business on the record date (April 15, 2019), or their duly appointed proxies, may attend the Annual Meeting. If you plan to attend the Annual Meeting, you must:

●

Present a government-issued photo identification on the day of the Annual Meeting, such as a driver’s license, state-issued ID card, or passport, and

●

Establish proof of ownership using one of the following permitted methods:

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Attendee	Permitted proof of ownership
Registered shareholder

Any one of the following:

●

Registered Shareholder List. Your name will be verified against our list of registered shareholders as of the record date;

●

Proxy Card. The proxy card that you received in the mail or, if you have already voted and returned your proxy card, the top part of the proxy card marked “Keep this Portion for Your Records”;

●

Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials that you received in the mail containing a valid control number; or

●

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website and a valid control number.

Beneficial owner through the Target 401(k) Plan

Any one of the following:

●

Account Statement. Your account statement showing your share ownership as of the record date;

●

Proxy Card. The proxy card that you received in the mail or, if you have already voted and returned your proxy card, the top part of the proxy card marked “Keep this Portion for Your Records”;

●

Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials that you received in the mail containing a valid control number;

●

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website and a valid control number;

●

Legal Proxy. A valid legal proxy containing a valid control number or a letter from a registered shareholder naming you as proxy; or

●

Letter from Intermediary. A letter from a broker, trustee, bank or nominee holding your shares confirming your ownership as of the record date.

Other beneficial owner

Any one of the following:

●

Account Statement. Your account statement showing your share ownership as of the record date;

●

Voting Instruction Form. The voting instruction form you received in the mail from your broker, trustee, bank or nominee holding your shares containing a valid control number;

●

Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials that you received in the mail containing a valid control number;

●

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website and a valid control number;

●

Legal Proxy. A valid legal proxy containing a valid control number or a letter from a registered shareholder naming you as proxy; or

●

Letter from Intermediary. A letter from a broker, trustee, bank or nominee holding your shares confirming your ownership as of the record date.

Guest
●

You must be accompanied by a shareholder who pre-registered no later than June 7, 2019 by submitting a request to Target’s Investor Relations Department, providing proof of ownership and submitting your name as the shareholder’s guest.

●

Only one guest is permitted per shareholder.

Authorized representative
●

Where the shareholder is an entity or the shareholder is unable to attend the Annual Meeting, the shareholder may have an authorized representative attend on that shareholder’s behalf.

●

A shareholder desiring to have an authorized representative attend on the shareholder’s behalf must pre-register that authorized representative no later than June 7, 2019 by submitting a request to Target’s Investor Relations Department, providing proof of the shareholder’s ownership, identifying the authorized representative and authorizing the authorized representative to attend the Annual Meeting on the shareholder’s behalf.

●

Only one authorized representative is permitted per shareholder.

Any person who does not have identification and establish proof of ownership will not be admitted to the Annual Meeting.

We will decide at our sole discretion whether the documentation you present for admission to the Annual Meeting meets the admission requirements. If you hold your shares in a joint account, both owners can be admitted to the Annual Meeting if proof of joint ownership is provided and you both provide identification.

To expedite the admission process we strongly encourage all shareholders wishing to attend the Annual Meeting to pre-register by submitting their attendance request and proof of ownership to Target’s Investor Relations Department by email at investorrelations@target.com or by telephone at (800) 775-3110. Pre-registration requests will be processed in the order in which they are received and must be received no later than June 7, 2019.

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13.

How will the Annual Meeting be conducted?

Same-day registration and admittance will begin at 8:00 a.m. Eastern Daylight Time. We will have two separate lines, one for pre-registered attendees and one for same-day registering attendees. If you do not pre-register for the meeting, you should allow ample time for the same-day registration, as we do not intend to admit any attendees after the meeting starts. Both pre-registered attendees and same-day registering attendees must present their identification to be admitted to the Annual Meeting.

An Annual Meeting program containing rules of conduct for the Annual Meeting will be provided to attendees. The use of cameras, video and audio recording devices and other electronic devices at the Annual Meeting is prohibited, and such devices will not be allowed in the Annual Meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras and recording functions, and while you may bring these phones into the venue, you may not use the camera or recording functions at any time.

14.

How may I access or receive the proxy materials, other periodic filings, key corporate governance documents and other information?

You may access our proxy statement and 2018 Annual Report, SEC filings, key corporate governance documents and other information in a number of different ways, free of charge:

Methods of access
	Website	Electronic delivery	Hard copy
Proxy Materials Proxy Statement Annual Report	investors.target.com Register to receive email alerts by entering your email address under “Investor Email Alerts.”	Sign up at investors.target.com (click on “shareholder services” in the “investors” column and click on “Sign up for E-Delivery”)

Contact Investor Relations
Email
investorrelations@target.com
Phone (800) 775-3110
Mail
Target Corporation
Attn: Investor Relations
1000 Nicollet Mall, TPN-0841
Minneapolis, Minnesota 55403
Online
investors.target.com
(click on “shareholder services” in the “investors” column and click on “Request company materials”)

Other Information Other Periodic Reports: ● Forms 10-Q ● Forms 8-K	investors.target.com Register to receive email alerts by entering your email address under “investor email alerts.”	Contact Investor Relations Email investorrelations@target.com	Contact Investor Relations Email investorrelations@target.com Phone (800) 775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-0841 Minneapolis, Minnesota 55403
Corporate Governance Documents: ● Articles of Incorporation ● Bylaws ● Corporate Governance Guidelines (includes Director Code of Ethics) ● Board Committee Charters ● Code of Ethics	investors.target.com (click on “corporate governance” in the “investors” column)
Corporate Responsibility Report	https://corporate.target.com/ corporate-responsibility/goals-reporting

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15.

What is householding?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you and other shareholders with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the annual report or proxy statement for your household, please contact our Investor Relations Department by email, phone or mail using the information in the “Hard Copy” column of Question 14.

If you participate in householding and would like to receive a separate copy of our 2018 Annual Report or this proxy statement, please contact us in the manner described in the immediately preceding paragraph. We will deliver the requested documents to you promptly upon receipt of your request.

16.

How are proxies being solicited and who pays the related expenses?

Proxies are being solicited principally by mail, by telephone and through the Internet. In addition to sending you these materials, some of our directors and officers, as well as management employees, may contact you by telephone, mail, email or in person. You may also be solicited by means of news releases issued by Target, postings on our website, www.target.com and print advertisements. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Morrow Sodali LLC to act as a proxy solicitor for a fee estimated to be $25,000, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.

17.

How can I communicate with Target’s Board of Directors?

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary, in turn, has been instructed by the Board to forward all communications, except those that are clearly unrelated to Board or shareholder matters, to the relevant Board members.

18.

How do I submit a proposal or nominate a director candidate for the 2020 annual meeting of shareholders?

Shareholder proposals

Proposals by shareholders that are submitted for inclusion in our proxy statement for our 2020 annual meeting of shareholders must follow the procedures provided in Rule 14a-8 under the Exchange Act. To be timely under Rule 14a-8, they must be received by our Corporate Secretary by December 31, 2019. The contact information for our Corporate Secretary is Target Corporation, 1000 Nicollet Mall, Mail Stop TPS-2670, Minneapolis, Minnesota 55403.

If a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual meeting of shareholders (other than director nominations), that shareholder must give advance written notice of such proposal to our Corporate Secretary, which notice must be received at least 90 days prior to the anniversary of the most recent annual meeting of shareholders. For our 2020 annual meeting of shareholders, notice must be received by March 14, 2020, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business and certain information about the shareholder and the Target securities held by the shareholder.

Nomination of director candidates

Any shareholder who wishes the Nominating & Governance Committee to consider a candidate for nomination should submit a written request and related information to our Corporate Secretary no later than December 31 of the calendar year preceding the next annual meeting of shareholders. Under our bylaws, if a shareholder plans to directly nominate a person as a director at an annual meeting of shareholders, the shareholder is required to place the proposed director’s name in nomination by written request received by our Corporate Secretary at least 90 days prior to the anniversary of the most recent annual meeting of shareholders. Shareholder-proposed nominations for our 2020 annual meeting of shareholders must be received by March 14, 2020, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder and the Target securities held by the shareholder.

In addition, our bylaws provide that under certain circumstances, a shareholder or group of shareholders may include director candidates that they have nominated in our proxy statement for an annual meeting of shareholders. These proxy access provisions of our bylaws provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include their director candidates in our proxy statement must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years. The number of shareholder-nominated candidates appearing in any proxy statement cannot exceed 20% of the number of directors then serving on the

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Board, but may be at least two directors. If 20% is not a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of 13 directors, the maximum number of proxy access candidates that we would be required to include in our proxy statement is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of shareholder nominated candidates exceeds 20%, each nominating shareholder or group of shareholders may select one nominee for inclusion in the proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Target common stock held by each nominating shareholder or group of shareholders. Requests to include shareholder-nominated candidates in our proxy materials for next year’s annual meeting of shareholders must be received by our Corporate Secretary not less than 120 days and not more than 150 days prior to the anniversary of the date that Target distributed its proxy statement to shareholders for the preceding year’s annual meeting of shareholders. For our 2020 Annual Meeting, notice must be received by not earlier than December 1, 2019, and not later than December 31, 2019. The nominating shareholder or group of shareholders also must deliver the information required by our bylaws, and each nominee must meet the qualifications required by our bylaws.

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1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com

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IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST FOLLOW THE REQUIREMENTS FOR ADMISSION AT THE MEETING DESCRIBED IN THE PROXY STATEMENT. YOU ARE STRONGLY ENCOURAGED TO PRE-REGISTER BY JUNE 7, 2019.

Registered Shareholders can access their Target Corporation accounts online via:
www.shareowneronline.com

For Shareholder Information Call 1-800-794-9871
Monday - Friday between 7 a.m. - 7 p.m. Central Time

E73895-P21329

TARGET

Proxy Solicited on Behalf of the Board of Directors for the June 12, 2019 Annual Meeting of Shareholders
Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting deadlines are 11:59 p.m. Eastern Daylight Time on June 11, 2019 for all shareholders except participants in the Target Corporation 401(k) Plan; and 6:00 a.m. Eastern Daylight Time on June 10, 2019 for participants in the Target Corporation 401(k) Plan.
Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Brian C. Cornell, Cathy R. Smith and Don H. Liu, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side hereof, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 15, 2019, the record date for the Annual Meeting of Shareholders to be held on June 12, 2019, and at any adjournment thereof. **This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees and proposals set forth in Items 1, 2 and 3, and "AGAINST" the proposal set forth in Item 4. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it.**

The following information applies only to participants in the Target Corporation 401(k) Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974:

- This proxy card will constitute voting instructions to the Trustee of this Plan. These instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of the Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees and proposals set forth in Items 1, 2 and 3, and "AGAINST" the proposal set forth in Item 4.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed voting instruction form or respond by Internet or telephone as described on the reverse side, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instruction forms received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 10, 2019, will not be counted.

Comments: ______________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)